EXHIBIT 10.4
Name of Participant
SiGe Semiconductor, Inc.
STOCK OPTION AGREEMENT
2002 Stock Plan
ONTARIO PARTICIPANTS
THIS AGREEMENT is entered into by and between SiGe Semiconductor, Inc., a Delaware corporation with its principal office at 1050 Morrison Drive, Suite 100, Ottawa, Ontario K2H 8K7, Canada (hereinafter the “Company”), and the undersigned Employee, Director or Consultant of the Company Group (as such term is defined below) (hereinafter the “Participant”).
WHEREAS, the Participant performs work for the Company Group as an Employee, Director or Consultant as specified on the signature page below (such services to be collectively herein referred to as “Service”), and the Company desires to grant a stock option to the Participant;
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:
1.	Grant, Exercisability and Term of Option.
(a)	The Company hereby grants to the Participant pursuant to the Company’s 2002 Stock Plan (the “Plan”), a copy of which is attached as Exhibit 2, the option (the “Option”) to purchase from the Company upon the terms and conditions hereinafter set forth the number of shares (“Shares”) of the common stock, US$0.0001 par value, (“Common Stock”) of the Company set forth on the signature page below at the purchase price per Share so set forth (the “Option Price”). The date of grant of this Option is the date set forth on the signature page of this Agreement as the “Option Date”.

(b)	This Option may be exercised only as to Shares which are “Vested Shares”, as defined in Section 5, at the time of exercise, and such exercise is subject to any other restrictions provided in Section 4. This option shall expire on the fifth anniversary of the Option Date, unless the Option is sooner terminated as hereinafter specified. Only whole Shares may be purchased pursuant to this Option.

2.	Conditions and Limitations.
(a)	The Option is granted on the condition that the purchase of Shares hereunder shall be for investment purposes and not with a view to resale or distribution, except that such condition shall be inoperative if the offering of Shares subject to the Option is registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and is not subject to any hold period, seasoning period or resale restriction under applicable Canadian securities laws, or if in the opinion of counsel for the Company such Shares may be resold without registration under the 1933 Act or qualification under applicable Canadian securities laws. At the time of the exercise of the Option or any installment thereof, the Participant will execute an Exercise Form and Restriction Agreement in substantially the form attached as Exhibit 1 (the “Restriction Agreement”) and such further agreements as the Company may require to implement the foregoing condition and to acknowledge the Participant’s familiarity with restrictions on the resale of the Shares under applicable U.S. and Canadian securities laws, and the Company may stamp such legend on the certificate representing the Shares as may be necessary or appropriate in light of the foregoing condition.

(b)	The Company will furnish upon request of the Participant copies of the certificate of incorporation of the Company, as amended (the “Certificate of Incorporation”), and By-laws of the Company, as amended (the “By-laws”), such publicly available financial and other information concerning the Company and its business and prospects as may be reasonably requested by the Participant in connection with exercise of this Option (and such other financial and other information concerning the Company as may be required to be delivered to Optionees from time to time pursuant to applicable laws).

(c)	Except with the prior written consent of the Board, the Option shall not be transferable otherwise than by will or by the laws of descent and distribution, and except as provided in Section 4 the Option shall be exercisable during the lifetime of the Participant by the Participant only. Notwithstanding the foregoing, however, if the Participant is determined to be mentally incompetent and a guardian or conservator (or other similar person) is appointed by a court of competent jurisdiction to manage the Participant’s affairs, the guardian or conservator (or other similar person) may exercise the Option on behalf of the Participant, provided that such exercise is made within the time limits prescribed herein.

(d)	The Option granted in this Agreement is subject to the terms, conditions and definitions of the Plan. To the extent that the terms, conditions and definitions of this Agreement are inconsistent with those of the Plan, those of this Agreement shall govern. Capitalized terms not otherwise defined herein (including the recitals hereto) shall have the meanings defined in the Plan. The Participant hereby accepts this Option subject to all such provisions of the Plan and agrees that all decisions under, and interpretations of, such provisions of the Plan by the Board, as defined in the Plan, shall be final, binding and conclusive upon the Participant and the Participant’s heirs.

(e)	In the event that the Company, upon the advice of counsel, deems it necessary to list upon official notice of issuance any shares to be issued pursuant to the Plan on a national securities exchange or market system in the United States, Canada or any foreign jurisdiction, or to register under the 1933 Act or other applicable federal or state statute any shares to be issued pursuant to the Plan, or to qualify any such shares for exemption from the registration requirements of the 1933 Act under the rules and regulations of the Securities and Exchange Commission or for similar exemption under state law, or to qualify any such shares by filing a prospectus under applicable Canadian securities laws, then the Company shall notify the Participant to that effect and no Shares shall be issued until such registration, listing, exemption, or qualification has been obtained or completed. The Company shall make prompt application for any such registration, listing, exemption or qualification pursuant to applicable law or rules of such securities exchange which it deems necessary and shall make reasonable efforts to cause such registration, listing, exemption or qualification to become and remain effective.
3.	Exercise of Option; Withholding Taxes.
(a)	Written notice of the exercise of the Option or any installment thereof shall be given to the Company in the form attached as Exhibit 1, specifying the number of shares for which the Option is exercised and accompanied by (i) payment in full of the Option Price or (ii) irrevocable instructions to a broker to promptly deliver to the Company full payment in accordance with this Section of the amount necessary to pay the aggregate exercise price. Payment shall be made (a) in cash, (b) by certified check, (c) subject to Section 7(g) of the Plan, by actual delivery or deemed delivery and assignment to the Company of shares of Common Stock owned by the Participant which (i) have a fair market value not less than the Option Price (as specified on the signature page below) (provided that the fair market value of such shares of Common Stock for this purpose shall be deemed to be equal to the Fair Market Value of same), and (ii) have been owned by the Participant for at least six months prior to the date of delivery or deemed delivery of such shares (or such other period as may be required to avoid a charge to the Company’s earnings) or were not acquired, directly or indirectly, from the Company, (d) by such other consideration and method of payment approved by the Board or (e) by any combination of the foregoing. Notwithstanding the foregoing, this Option may not be exercised by delivery and assignment to the Company of shares of Common Stock to the extent that such delivery and assignment would constitute a violation of the provisions of any law, or related regulation or rule, or any agreement or Company policy, restricting the transfer or redemption of the Common Stock. For purposes of this Section, a deemed delivery of shares shall mean the offset by the Company of a number of shares subject to the Option against an equal number of shares of the Common Stock owned by the Participant, which may be accomplished by attestation by the Participant as to such shares owned. The Company reserves the right to decline to approve any such procedure in the Company’s sole and absolute discretion.

(b)	The Company’s obligation to deliver Shares upon exercise of an Option shall be subject to the Participant’s satisfaction of all applicable income and employment tax withholding obligations. Without limiting the generality of the foregoing, the Company shall have the right to deduct from payments of any kind otherwise due to the Participant any taxes of any kind required by law to be withheld with respect to any Shares issued upon exercise of the Option. Payment of withholding taxes may be made (i) by cash, (ii) subject to Section 7(g) of the Plan, through the surrender (by actual or deemed delivery) of shares of Common Stock which the Participant already owns and which, except to the extent otherwise permitted by the Board in any instance, have been owned by the Participant for at least six months prior to the date of delivery or deemed delivery of such Shares (or such other period as may be required to avoid a charge to the Company’s earnings) or were not acquired, directly or indirectly, from the Company, or (iii) to the extent of the minimum applicable federal, provincial and local withholding rate only, through the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Plan, subject to the discretion of the Board to require payment in cash if it determines that payment by other methods is not in the best interests of the Company.
4.	Termination of Option.

In the event that the Participant ceases to perform Service for any member of the Company Group at any time prior to the exercise of this Option in full, this Option shall terminate according to the following provisions:
(a)	If the Participant ceases to perform Service by reason of resignation, the Participant may at any time within a period of thirty (30) days after the date of such cessation of Service exercise the Option to the extent that the Option was exercisable on the date of such cessation;

(b)	If the Participant ceases to perform Service for any reason other than resignation, death or Disability, the Participant may at any time within a period of sixty (60) days after the date of such cessation of Service exercise the Option to the extent that the Option was exercisable on the date of such cessation;

(c)	If the Participant ceases to perform Service because of Disability, the Participant may at any time within a period of one hundred eighty (180) days after the date of such cessation of Service exercise the Option to the extent that the Option was exercisable on the date of such cessation; and

(d)	If the Participant ceases to perform Service because of death, the Option, to the extent that the Participant was entitled to exercise it on the date of death, may be exercised within a period of one hundred eighty (180) days after the Participant’s death by the person or persons to whom the Participant’s rights under the Option shall pass by will or by the laws of descent and distribution;
provided, however, that this Option may not be exercised to any extent by anyone after the date of its expiration. Upon the expiration of such limited exercise period or (if earlier) upon the date of its expiration, the Option shall terminate and cease to be outstanding with respect to any Vested Shares for which the Option has not been exercised. To the extent the Participant is not vested in one or more Shares at the time of the Participant’s cessation of Service, the Option shall immediately terminate and cease to be outstanding with respect to all Shares.

For the purposes of this Agreement, the date of the cessation of Services shall be the date of actual cessation of Services as determined by the Company Group without reference to any period of notice of termination of employment that any member of the Company Group may be required to provide to the Participant at law or pursuant to the terms of any employment agreement between the Participant and any member of the Company Group.

5.	Exercisability of Option.
(a)	So long as the Participant performs Service, the Option may be exercised only as follows:
(i)	the Option shall become exercisable with respect to one-quarter of the total number of Shares subject to the Option on that date which is twelve (12) months after the Vesting Commencement Date (the “Anniversary Date”); and

(ii)	the Option shall become exercisable with respect to 1/48th of the total number of Shares subject to the Option on the last day of each full month following the Anniversary Date, such that the Option shall be exercisable with respect to all Shares on that date which is four (4) years after the Vesting Commencement Date.
The Option shall cease to vest on the date of cessation of Services by the Participant, determined in accordance with Section 4 above.

(b)	The Vesting Commencement Date is specified on the signature page below. Shares as to which this Option may be exercised at any time are herein referred to as “Vested Shares”.

(c)	Notwithstanding the foregoing, unless the Participant has on the date of an Acquisition Event (as such term is defined below) ceased to perform Service for any member of the Company Group, on the occurrence of an Acquisition Event the vesting of the Option shall accelerate such that, in addition to any Shares that are then Vested Shares pursuant to Section 5(a) above, the Option shall be exercisable with respect to that number of Shares that would have become exercisable in accordance with Section 5(a) above if the Participant had continued in Service for a period of twelve (12) full months commencing on the date of the Acquisition Event.

(d)	The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all unpurchased Vested Shares until the earlier of the fifth anniversary of the Option Date or the termination of this option under Section 4 hereof or the Plan.

6.	“Market Stand Off” Agreement.
(a)	If requested in writing by the Company or any underwriter of the securities of the Company, the Participant hereby agrees not to sell or otherwise transfer or dispose of any of the Shares for a period not to exceed 180 days following the effective date of a registration statement or receipt date of a (final) prospectus of the Company and, at the Company or such underwriter’s request, shall sign a lock-up agreement to such effect. Such agreement shall be in writing in form satisfactory to the Company or such underwriter. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

(b)	The provisions contained in this Section 6 shall not apply to any transfer of Shares to or in trust for the sole benefit of the Participant, or any member of the immediate family of the Participant (provided such transfer is otherwise permitted pursuant to OSC Rule 45-503 and other applicable securities laws), provided that such transferee agrees in writing to be subject to the terms of this Agreement.
7.	Restriction Agreement.

By accepting the grant of the Option, the Participant hereby acknowledges and agrees that (a) the Participant has read and understood the Restriction Agreement, (b) the Restriction Agreement contains a repurchase right and right of first refusal in favour of the Company and certain restrictions on the voting of the Shares and requirements to tender the Shares to, and otherwise vote and act to approve, an Approved Sale (as such term is defined therein), and (c) on the exercise of the Option, the Participant and the Shares shall be subject to the terms, provisions, restrictions and obligations set forth in the Restriction Agreement. As a condition of the exercise of the Option, if requested by the Company, the Participant hereby agrees to become a party to, in addition to or in lieu of the Restriction Agreement, any shareholder agreement generally applicable at the time of exercise to Employees, Directors and/or Consultants of the Company Group.

8.	Notices.

All notices or demands given pursuant to this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered by hand or sent by facsimile, or by certified or registered mail, postage prepaid, addressed to the Company at its principal office or to the Participant (or the Participant’s legal representatives) at the address stated in the Participant’s (or their) notice or at the Participant’s address appearing on the books of the Company.

9.	No Service Commitment; Tax Treatment.

Nothing herein contained shall be deemed to be or constitute an agreement or commitment by the Company or any other member of the Company Group to continue the Participant in Service. The Company makes no representation about the tax treatment to the Participant with respect to receipt or exercise of the Option or acquiring, holding or disposing of the Shares. The Participant represents that the Participant has had the opportunity to discuss such treatment with the Participant’s tax adviser. The Participant shall have no rights as a stockholder with respect to the Shares subject to the Option until the exercise of the Option and the issuance of a stock certificate for the Shares with respect to which the Option shall have been exercised.

10.	Adjustment in Shares.

In the event of any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Option Date, the number of shares of Common Stock deliverable upon the exercise of this Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the Option Price to reflect such subdivision, combination or stock dividend. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation after the Option Date the number and kind of Shares subject to this Option and the Option Price thereof shall be appropriately adjusted in such manner as the Board may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder. The Board’s determination in any specific situation shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

11.	Acquisition Events.
(a)	An “Acquisition Event” shall mean: (i) any merger or consolidation after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event; or (ii) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction); or (iii) any other acquisition of the business of the Company, as determined by the Board.

(b)	Upon the occurrence of an Acquisition Event, the Board or the board of directors of any entity assuming the obligations of the Company hereunder (as used in this Section 11(b), also the “Board”) shall, as to this Option, either (i) make appropriate provision for the continuation of this Option by substituting on an equitable basis for the Shares then subject to this Option either (1) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition Event, (2) shares of stock of the surviving or successor corporation or (3) such other securities as the Board deems appropriate, the Fair Market Value of which shall not materially differ from the Fair Market Value of the shares of Common Stock subject to this Option immediately preceding the Acquisition Event; or (ii) upon written notice to the Participant, provide that this Option must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition Event, within a specified number of days of the date of such notice, at the end of which period this Option shall terminate; or (iii) terminate this Option in exchange for a cash payment equal to the excess of the fair market value of the Shares subject to this Option (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the Option Price.

(c)	In the event of the proposed dissolution or liquidation of the Company, this Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board.
12.	Restrictions on Transfer.

Any restrictions on transfer of shares of the capital stock of the Company contained in the Certificate of Incorporation or By-laws shall also apply to the Shares.

13.	Miscellaneous.

This Agreement shall be governed by, and construed and enforced in accordance with, the laws of Ontario and the federal laws of Canada applicable therein applicable to contracts made in and to be wholly performed within Ontario. This Agreement shall be binding upon and inure to the benefit of the heirs and legal representatives of the Participant and the successors and assigns of the Company, but shall not be assigned by the Participant at any time without the prior written permission of the Company, and any such attempted assignment shall be void.
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IN WITNESS WHEREOF the parties have executed this Incentive Stock Option Agreement as of the Option Date set forth below.

Name of Participant:

Type of Service:	Employee

Option Date:

No. of Shares:

Option Price (Per Share):

Vesting Commencement Date:

Signature of Participant

Address:

Accepted, as the issuer of the Shares, in accordance with the terms of the foregoing Incentive Stock Option Agreement as of the foregoing Option Date.

SiGe Semiconductor, Inc.

By:

Its:	William H Burke

Exhibit 1
SiGe Semiconductor, Inc.
2002 Stock Plan

Name of Participant:

Date of Exercise:

EXERCISE FORM AND RESTRICTION AGREEMENT
SiGe Semiconductor, Inc.
2680 Queensview Drive
Ottawa, Ontario
K2B 8J9
Canada
Dear Sir/Madam:
The undersigned optionee (the “Participant”), presently or formerly an Employee, Director, or Consultant of SiGe Semiconductor, Inc. (the “Company”) or an Affiliated Entity was granted a stock option (the “Option”) to purchase                      shares of common stock of the Company at an exercise price of US$                     per share on                     ,                      pursuant to the Company’s 2002 Stock Plan (the “Plan”) and a Stock Option Agreement dated                     ,                      (the “Option Agreement”). This letter agreement between the Company and the Participant is referred to herein as the “Agreement”. Capitalized terms not otherwise defined in this Agreement shall have the meanings defined in the Plan.
1.	Exercise of Option.
The Participant hereby elects to exercise the Option as to                     shares of common stock of the Company (the “Shares”). The term “Shares” as used in this Agreement shall also include any shares issued in respect of the Shares, as stock dividends or on stock splits, or otherwise.
2.	Payment.
Enclosed herewith is full payment in the amount of US$                     for the Shares in the manner set forth in the Option Agreement. The Participant will make adequate provision for any federal and provincial income tax withholding obligations of the Company, if any, as more fully set forth in the Option Agreement and the Plan.
3.	Investment Representations.
(a)	The Participant represents and warrants that the Participant is acquiring the Shares for the Participant’s own account for investment and not with a view to, or for sale in connection with, any distribution of the Shares. The Participant also represents that the Participant does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof; and that, subject to the right of the Participant to register the Shares in the joint names of the Participant and the Participant’s spouse if permitted under OSC Rule 45-503 and other applicable securities laws, the entire legal and beneficial interest of the Shares is being purchased for, and will be held for the account of, the Participant only and not for any other person.

(b)	The Participant represents and warrants that the acquisition by the Participant of the Shares is voluntary, and that the Participant has not been induced to purchase the Shares by expectation of future or continued employment by, appointment as an officer of, or engagement as a Consultant by, the Company or any Affiliated Entity.

(c)	The Participant further represents and warrants that at no time was the Participant presented with or solicited by any form of general solicitation or any general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or presented at any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(d)	The Participant acknowledges and understands that the purchase of the Shares is a highly speculative investment, and the Participant represents and warrants that the Participant is able, without impairing the Participant’s financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of the investment.

(e)	The Participant further acknowledges and understands that the Shares have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and have not been qualified for resale under applicable Canadian securities laws, and that consequently the Shares must be held indefinitely unless they are subsequently registered under the 1933 Act and/or qualified for resale under applicable Canadian securities laws, or an exemption from such registration and/or qualification is available. The Participant further acknowledges and understands that the Company is under no obligation to register or qualify the Shares, that, in the absence of registration and qualification, the Shares may be transferred only under limited circumstances, and that transfer of the Shares is subject to restrictions contained in the Certificate of Incorporation and By-laws of the Company, as amended from time to time, and restrictions contained in the Option Agreement and this Agreement. The Participant understands that the instrument evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company. The Participant does not have any contract, agreement or arrangement with any person to sell, transfer or grant participations, to such person or to any third person with respect to any of the Shares.

(f)	The Participant agrees further that said Shares are being acquired by the Participant in accordance with and subject to the terms, provisions and conditions of the Plan and the Option Agreement, to each of which the Participant hereby expressly assents. Such terms, provisions and conditions shall bind and inure to the benefit of the Participant’s heirs, legal representatives, successors and assigns.
4.	Drag-Along.
(a)	Definition of “Sale of the Company”. In this Agreement, the term “Sale of the Company” shall mean the (a) consolidation or merger (or equivalent transaction in any foreign jurisdiction) of the Company or any subsidiary into or with any other entity or entities (except a merger in which the Company is the surviving corporation and the holders of the Company’s voting stock outstanding immediately prior to the transaction constitute the holders of a majority of the voting stock outstanding immediately following the transaction or a consolidation or merger of a subsidiary the result of which is that the Company, directly or indirectly, owns all of the issued and outstanding capital stock, and any rights to acquire capital stock, of the surviving corporation immediately following the transaction), (b) the sale or transfer of all or substantially all the assets of the Company or any subsidiary, (c) the sale, exchange or transfer by the Company’s stockholders, in a single transaction or series of related transactions, of capital stock representing a majority of the voting power at elections of directors of the Company, or (d) the exclusive, irrevocable licensing of all or substantially all of the intellectual property of the Company or any subsidiary to any party other than a subsidiary.

(b)	Obligations of Participant. At any time that the holders of a majority in interest of the Common Stock of the Company (assuming exchange of the then outstanding Common Exchangeable Shares of the Canadian Subsidiary and assuming the conversion of any Preferred Stock of the Company on an as-converted basis) propose a Sale of the Company, the holders of a majority in interest of the then outstanding shares of Common Stock (assuming exchange of the then outstanding Common Exchangeable Shares of the Canadian Subsidiary and assuming the conversion of any Preferred Stock on an as-converted basis) shall be entitled to deliver notice to the Company that such holders desire the Participant to enter into agreements with one or more persons that would result in a Sale of the Company (an “Approved Sale”), whereupon the Participant shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as (i) a merger or consolidation of the Company, the Participant shall, and hereby agrees to, waive any dissenter’s rights, appraisal rights or similar rights in connection with such merger or consolidation and instruct the Board to vote in favor of such Approved Sale, or (ii) a sale of shares of capital stock, the Participant shall, and hereby agrees to, agree to sell its Shares on the terms and conditions approved by such holders. The Participant shall take all necessary and desirable actions in connection with the consummation of the Approved Sale, including the execution of such agreements and such instruments and other actions reasonable necessary to (a) provide the representations, warranties, indemnities, covenants, conditions, escrow agreements and other provisions and agreements relating to such Approved Sale which are customary for a transaction of that nature and (b) to effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale so that the Participant shall receive the same portion of the aggregate consideration from such Approved Sale that such Participant would have received if such aggregate consideration (in the case of an asset sale, after payment or provision of all liabilities) had been distributed by the Company upon a Liquidation Event (as such term is defined in the Certificate of Incorporation, as amended, of the Company).

(c)	Proxy. The Participant hereby grants an irrevocable proxy and power of attorney to the Secretary of the Company (the “Nominee”) to take all necessary actions and execute and deliver all documents deemed necessary and appropriate by such person to effectuate sub-section (b) above. The Participant hereby agrees to indemnify defend and hold the Nominee harmless (severally and not jointly) against all liability, loss or damage, together with all reasonable costs and expenses (including reasonable legal fees and expenses), relating to or arising from its exercise of the proxy and power of attorney granted hereby.

(d)	Termination. The obligations of the Participant in this Section 4 shall terminate on the date immediately prior to the closing of a public offering of securities by the Company pursuant to a registration statement under the 1933 Act or a prospectus filed under Canadian securities laws.
5.	Repurchase Right.
(a)	Repurchase of Shares upon Termination of Service. The following repurchase provisions hereby are imposed upon the Shares.

(b)	Repurchase Rights. If the Participant shall at any time cease to perform Service (as such term is defined in the Option Agreement), then the Company shall have the right, but not the obligation, to purchase or to designate one or more purchasers for all or any portion of the Shares held by the Participant at a price per share equal to the Fair Market Value of the Shares on the date of repurchase.

(c)	Repurchase Procedures. Upon notice from the Company of exercise of its rights hereunder, the Participant shall transfer the Shares designated for repurchase to the Company or its designee(s) against payment by the Company or its designee(s) of the purchase price as specified above. If the Company shall fail to exercise its rights under this Section 5 within ninety (90) days of the receipt of notification that the Participant has ceased to perform Service, the repurchase rights with respect to the Shares imposed by this Section 5 shall terminate.

(d)	Failure of Holder to Comply. If the Participant fails to comply with any of the provisions of this Section 5, the Company, at its option and in addition to its other remedies, may suspend the rights of the Participant to vote or to receive dividends on the Shares or may refuse to register on its books any transfer of the Shares or otherwise to recognize any transfer or change in the ownership of the Shares or in the right to vote thereon, until the provisions of this Section 5 are complied with to the satisfaction of the Company.

(e)	Termination. The obligations of the Participant in this Section 5 shall terminate on the date immediately prior to the closing of a public offering of securities by the Company pursuant to a registration statement under the 1933 Act or a prospectus filed under Canadian securities laws.
6.	Right of First Refusal.
(a)	Grant. The Company is hereby granted a right of first refusal (the “First Refusal Right”), exercisable in connection with any proposed transfer, sale, exchange, assignment, gift, bequest, disposition, mortgage, charge, pledge, encumbrance, grant of security interest or other disposition of the Shares (a “Disposition”). The Company may assign its First Refusal Right to a third party or parties designated by the Company its sole discretion.

(b)	Notice of Intended Disposition. If the Participant desires to accept a bona fide third-party offer for any or all of the Shares held by the Participant (the Shares subject to such offer to be hereinafter called the “Target Shares”), the Participant shall promptly deliver to the Secretary of the Company written notice (the “Disposition Notice”) of the terms and conditions of the offer, including the purchase price and the identity of the third-party offeror.

(c)	Exercise of Right. The Company (or its assignees) shall, for a period of thirty (30) days following receipt of the Disposition Notice, have the right to purchase any or all of the Target Shares specified in the Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by delivery of written notice (the “Exercise Notice”) to the Participant prior to the expiration of the thirty (30) day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Company (or its assignees) shall effect the purchase of the Target Shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the Participant shall deliver to the Company (or its assignees) the certificates representing the Target Shares to be purchased, each certificate to be properly endorsed for transfer.

(d)	Non-Exercise of Right. If the Exercise Notice is not given to the Selling Shareholder within thirty (30) days following the date of the Company’s receipt of the Disposition Notice, the Participant may sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favourable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be otherwise effected in contravention of the provisions of the Plan, the Option

Agreement or this Agreement and must be concluded no later than ninety (90) days from the date of delivery of the Disposition Notice.

(e)	Obligations of Transferee. Each person or entity (other than the Company) who receives Shares as a result of a Disposition shall, as a condition precedent to the validity of such Disposition, acknowledge in writing in a form satisfactory to the Company, that the Shares subject to the Disposition are subject to (i) the drag-along provisions of Section 4, (ii) the repurchase right in Section 5, (iii) the First Refusal Right in this Section 6, and (iv) the market stand-off provisions of Section 7, to the same extent such Shares would be so subject if retained by the Participant.

(f)	Termination. The obligations of the Participant in this Section 6 shall terminate on the date immediately prior to the closing of a public offering of securities by the Company pursuant to a registration statement under the 1933 Act or a prospectus filed under Canadian securities laws.
7.	Market Stand-Off.
(a)	If requested in writing by the Company or any underwriter of the securities of the Company, the Participant hereby agrees not to sell or otherwise transfer or dispose of any of the Shares for a period not to exceed 180 days following the effective date of a registration statement or receipt date of a (final) prospectus of the Company and, at the Company or such underwriter’s request, shall sign a lock-up agreement to such effect. Such agreement shall be in writing in form satisfactory to the Company or such underwriter. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

(b)	The provisions contained in this Section 7 shall not apply to any transfer of Shares to or in trust for the sole benefit of the Participant, or any member of the immediate family of the Participant (provided such transfer is otherwise permitted pursuant to OSC Rule 45-503 and other applicable securities laws), provided that such transferee agrees in writing to be subject to the terms of this Agreement.
8.	Legend.

In addition to any legend referred to in the Plan or the Option Agreement, the Participant hereby agrees that the following legend, or words of similar effect, shall be stamped or otherwise imprinted on the certificate or certificates evidencing the Shares:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF THE ISSUER TO REPURCHASE CERTAIN OF THE SHARES AND RESTRICTIONS ON TRANSFER OF SUCH SHARES PURSUANT TO AN EXERCISE FORM AND RESTRICTION AGREEMENT BETWEEN THE ISSUER AND THE HOLDER OF THIS CERTIFICATE. A COPY OF SUCH AGREEMENT IS ON FILE AND IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF THE ISSUER.

9.	Spousal Consent.

The Participant agrees to obtain the consent of the Participant’s spouse to any such agreement which may be required by the Company.

10.	Address for Notice.

The Participant’s address of record is:

and the Participant’s Social Insurance Number is:

11.	Miscellaneous.

This Agreement is intended to be a binding agreement between the Company and the Participant. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of Ontario and the federal laws of Canada applicable therein applicable to contracts made in and to be wholly performed within Ontario. This Agreement shall be binding upon and inure to the benefit of the heirs and legal representatives of the Participant and the successors and assigns of the Company, but shall not be assigned by the Participant at any time without the prior written permission of the Company, and any such attempted assignment shall be void.

Very truly yours,

Signature of Participant
Spouse of the Participant to sign below:
The undersigned, being the spouse of the Participant exercising the option as set forth above, does hereby acknowledge that the undersigned has read and is familiar with the provisions of the above Stock Option Exercise Form and Restriction Agreement, the Plan, and the Option Agreement, and the undersigned hereby agrees thereto and joins therein to the extent, if any, that the agreement and joinder of the undersigned may be necessary.

Signature of Spouse of Participant

Dated:

Receipt of the above is hereby acknowledged.

SiGe Semiconductor, Inc.

By:

Its:

Dated:

Name of Participant
SiGe Semiconductor, Inc.
STOCK OPTION AGREEMENT
2002 Stock Plan
FOREIGN PARTICIPANTS
THIS AGREEMENT is entered into by and between SiGe Semiconductor, Inc., a Delaware corporation with its principal office at 1050 Morrison Drive, Suite 100, Ottawa, Ontario K2H 8K7, Canada (hereinafter the “Company”), and the undersigned Employee, Director or Consultant of the Company Group (as such term is defined below) (hereinafter the “Participant”).
WHEREAS, the Participant performs work for the Company Group as an Employee, Director or Consultant as specified on the signature page below (such services to be collectively herein referred to as “Service”), and the Company desires to grant a stock option to the Participant;
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:
1.	Grant, Exercisability and Term of Option.
(a)	The Company hereby grants to the Participant pursuant to the Company’s 2002 Stock Plan (the “Plan”), a copy of which is attached as Exhibit 2, the option (the “Option”) to purchase from the Company upon the terms and conditions hereinafter set forth the number of shares (“Shares”) of the common stock, US$0.0001 par value, (“Common Stock”) of the Company set forth on the signature page below at the purchase price per Share so set forth (the “Option Price”). The date of grant of this Option is the date set forth on the signature page of this Agreement as the “Option Date”.

(b)	This Option may be exercised only as to Shares which are “Vested Shares”, as defined in Section 5, at the time of exercise, and such exercise is subject to any other restrictions provided in Section 4. This option shall expire on the fifth anniversary of the Option Date, unless the Option is sooner terminated as hereinafter specified. Only whole Shares may be purchased pursuant to this Option.

2.	Conditions and Limitations.
(a)	The Option is granted on the condition that the purchase of Shares hereunder shall be for investment purposes and not with a view to resale or distribution, except that such condition shall be inoperative if the offering of Shares subject to the Option is registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and is not subject to any hold period, seasoning period or resale restriction under applicable foreign securities laws, or if in the opinion of counsel for the Company such Shares may be resold without registration under the 1933 Act or registration or qualification under applicable foreign securities laws. At the time of the exercise of the Option or any installment thereof, the Participant will execute an Exercise Form and Restriction Agreement in substantially the form attached as Exhibit 1 (the “Restriction Agreement”) and such further agreements as the Company may require to implement the foregoing condition and to acknowledge the Participant’s familiarity with restrictions on the resale of the Shares under applicable U.S. and foreign securities laws, and the Company may stamp such legend on the certificate representing the Shares as may be necessary or appropriate in light of the foregoing condition.

(b)	The Company will furnish upon request of the Participant copies of the certificate of incorporation of the Company, as amended (the “Certificate of Incorporation”), and By-laws of the Company, as amended (the “By-laws”), such publicly available financial and other information concerning the Company and its business and prospects as may be reasonably requested by the Participant in connection with exercise of this Option (and such other financial and other information concerning the Company as may be required to be delivered to Optionees from time to time pursuant to applicable laws).

(c)	Except with the prior written consent of the Board, the Option shall not be transferable otherwise than by will or by the laws of descent and distribution, and except as provided in Section 4 the Option shall be exercisable during the lifetime of the Participant by the Participant only. Notwithstanding the foregoing, however, if the Participant is determined to be mentally incompetent and a guardian or conservator (or other similar person) is appointed by a court of competent jurisdiction to manage the Participant’s affairs, the guardian or conservator (or other similar person) may exercise the Option on behalf of the Participant, provided that such exercise is made within the time limits prescribed herein.

(d)	The Option granted in this Agreement is subject to the terms, conditions and definitions of the Plan. To the extent that the terms, conditions and definitions of this Agreement are inconsistent with those of the Plan, those of this Agreement shall govern. Capitalized terms not otherwise defined herein (including the recitals hereto) shall have the meanings defined in the Plan. The Participant hereby accepts this Option subject to all such provisions of the Plan and agrees that all decisions under, and interpretations of, such provisions of the Plan by the Board, as defined in the Plan, shall be final, binding and conclusive upon the Participant and the Participant’s heirs.

(e)	In the event that the Company, upon the advice of counsel, deems it necessary to list upon official notice of issuance any shares to be issued pursuant to the Plan on a national securities exchange or market system in the United States, Canada or any foreign jurisdiction, or to register under the 1933 Act or other applicable federal or state statute any shares to be issued pursuant to the Plan, or to qualify any such shares for exemption from the registration requirements of the 1933 Act under the rules and regulations of the Securities and Exchange Commission or for similar exemption under state law, or to qualify any such shares by filing a prospectus or equivalent document under other applicable securities laws, then the Company shall notify the Participant to that effect and no Shares shall be issued until such registration, listing, exemption, or qualification has been obtained or completed. The Company shall make prompt application for any such registration, listing, exemption or qualification pursuant to applicable law or rules of such securities exchange which it deems necessary and shall make reasonable efforts to cause such registration, listing, exemption or qualification to become and remain effective.
3.	Exercise of Option; Withholding Taxes.
(a)	Written notice of the exercise of the Option or any installment thereof shall be given to the Company in the form attached as Exhibit 1, specifying the number of shares for which the Option is exercised and accompanied by (i) payment in full of the Option Price or (ii) irrevocable instructions to a broker to promptly deliver to the Company full payment in accordance with this Section of the amount necessary to pay the aggregate exercise price. Payment shall be made (a) in cash, (b) by certified check, (c) subject to Section 7(g) of the Plan, by actual delivery or deemed delivery and assignment to the Company of shares of Common Stock owned by the Participant which (i) have a fair market value not less than the Option Price (as specified on the signature page below) (provided that the fair market value of such shares of Common Stock for this purpose shall be deemed to be equal to the Fair Market Value of same), and (ii) have been owned by the Participant for at least six months prior to the date of delivery or deemed delivery of such shares (or such other period as may be required to avoid a charge to the Company’s earnings) or were not acquired, directly or indirectly, from the Company, (d) by such other consideration and method of payment approved by the Board or (e) by any combination of the foregoing. Notwithstanding the foregoing, this Option may not be exercised by delivery and assignment to the Company of shares of Common Stock to the extent that such delivery and assignment would constitute a violation of the provisions of any law, or related regulation or rule, or any agreement or Company policy, restricting the transfer or redemption of the Common Stock. For purposes of this Section, a deemed delivery of shares shall mean the offset by the Company of a number of shares subject to the Option against an equal number of shares of the Common Stock owned by the Participant, which may be accomplished by attestation by the Participant as to such shares owned. The Company reserves the right to decline to approve any such procedure in the Company’s sole and absolute discretion.
(b)	The Company’s obligation to deliver Shares upon exercise of an Option shall be subject to the Participant’s satisfaction of all applicable income and employment tax withholding obligations. Without limiting the generality of the foregoing, the Company shall have the right to deduct from payments of any kind otherwise due to the Participant any taxes of any kind required by law to be withheld with respect to any Shares issued upon exercise of the Option. Payment of withholding taxes may be made (i) by cash, (ii) subject to Section 7(g) of the Plan, through the surrender (by actual or deemed delivery) of shares of Common Stock which the Participant already owns and which, except to the extent otherwise permitted by the Board in any instance, have been owned by the Participant for at least six months prior to the date of delivery or deemed delivery of such Shares (or such other period as may be required to avoid a charge to the Company’s earnings) or were not acquired, directly or indirectly, from the Company, or (iii) to the extent of the minimum applicable federal, provincial and local withholding rate only, through the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Plan, subject to the discretion of the Board to require payment in cash if it determines that payment by other methods is not in the best interests of the Company.
4.	Termination of Option.

In the event that the Participant ceases to perform Service for any member of the Company Group at any time prior to the exercise of this Option in full, this Option shall terminate according to the following provisions:
(a)	If the Participant ceases to perform Service by reason of resignation, the Participant may at any time within a period of thirty (30) days after the date of such cessation of Service exercise the Option to the extent that the Option was exercisable on the date of such cessation;

(b)	If the Participant ceases to perform Service for any reason other than resignation, death or Disability, the Participant may at any time within a period of sixty (60) days after the date of such cessation of Service exercise the Option to the extent that the Option was exercisable on the date of such cessation;

(c)	If the Participant ceases to perform Service because of Disability, the Participant may at any time within a period of one hundred eighty (180) days after the date of such cessation of Service exercise the Option to the extent that the Option was exercisable on the date of such cessation; and

(d)	If the Participant ceases to perform Service because of death, the Option, to the extent that the Participant was entitled to exercise it on the date of death, may be exercised within a period of one hundred eighty (180) days after the Participant’s death by the person or persons to whom the Participant’s rights under the Option shall pass by will or by the laws of descent and distribution;
provided, however, that this Option may not be exercised to any extent by anyone after the date of its expiration. Upon the expiration of such limited exercise period or (if earlier) upon the date of its expiration, the Option shall terminate and cease to be outstanding with respect to any Vested Shares for which the Option has not been exercised. To the extent the Participant is not vested in one or more Shares at the time of the Participant’s cessation of Service, the Option shall immediately terminate and cease to be outstanding with respect to all Shares.
For the purposes of this Agreement, the date of the cessation of Services shall be the date of actual cessation of Services as determined by the Company Group without reference to any period of notice of termination of employment that any member of the Company Group may be required to provide to the Participant at law or pursuant to the terms of any employment agreement between the Participant and any member of the Company Group.
5.	Exercisability of Option.
(a)	So long as the Participant performs Service, the Option may be exercised only as follows:
(i)	the Option shall become exercisable with respect to one-quarter of the total number of Shares subject to the Option on that date which is twelve (12) months after the Vesting Commencement Date (the “Anniversary Date”); and

(ii)	the Option shall become exercisable with respect to 1/48th of the total number of Shares subject to the Option on the last day of each full month following the Anniversary Date, such that the Option shall be exercisable with respect to all Shares on that date which is four (4) years after the Vesting Commencement Date.
The Option shall cease to vest on the date of cessation of Services by the Participant, determined in accordance with Section 4 above.

(b)	The Vesting Commencement Date is specified on the signature page below. Shares as to which this Option may be exercised at any time are herein referred to as “Vested Shares”.

(c)	Notwithstanding the foregoing, unless the Participant has on the date of an Acquisition Event (as such term is defined below) ceased to perform Service for any member of the Company Group, on the occurrence of an Acquisition Event the vesting of the Option shall accelerate such that, in addition to any Shares that are then Vested Shares pursuant to Section 5(a) above, the Option shall be exercisable with respect to that number of Shares that would have become exercisable in accordance with Section 5(a) above if the Participant had continued in Service for a period of twelve (12) full months commencing on the date of the Acquisition Event.

(d)	The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all unpurchased Vested Shares until the earlier of the fifth anniversary of the Option Date or the termination of this option under Section 4 hereof or the Plan.

6.	“Market Stand Off” Agreement.
(a)	If requested in writing by the Company or any underwriter of the securities of the Company, the Participant hereby agrees not to sell or otherwise transfer or dispose of any of the Shares for a period not to exceed 180 days following the effective date of a registration statement or receipt date of a (final) prospectus of the Company and, at the Company or such underwriter’s request, shall sign a lock-up agreement to such effect. Such agreement shall be in writing in form satisfactory to the Company or such underwriter. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

(b)	The provisions contained in this Section 6 shall not apply to any transfer of Shares to or in trust for the sole benefit of the Participant, or any member of the immediate family of the Participant (provided such transfer is otherwise permitted by other applicable securities laws), provided that such transferee agrees in writing to be subject to the terms of this Agreement.
7.	Restriction Agreement.

By accepting the grant of the Option, the Participant hereby acknowledges and agrees that (a) the Participant has read and understood the Restriction Agreement, (b) the Restriction Agreement contains a repurchase right and right of first refusal in favour of the Company and certain restrictions on the voting of the Shares and requirements to tender the Shares to, and otherwise vote and act to approve, an Approved Sale (as such term is defined therein), and (c) on the exercise of the Option, the Participant and the Shares shall be subject to the terms, provisions, restrictions and obligations set forth in the Restriction Agreement. As a condition of the exercise of the Option, if requested by the Company, the Participant hereby agrees to become a party to, in addition to or in lieu of the Restriction Agreement, any shareholder agreement generally applicable at the time of exercise to Employees, Directors and/or Consultants of the Company Group.
8.	Notices.

All notices or demands given pursuant to this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered by hand or sent by facsimile, or by certified or registered mail, postage prepaid, addressed to the Company at its principal office or to the Participant (or the Participant’s legal representatives) at the address stated in the Participant’s (or their) notice or at the Participant’s address appearing on the books of the Company.

9.	No Service Commitment; Tax Treatment.

Nothing herein contained shall be deemed to be or constitute an agreement or commitment by the Company or any other member of the Company Group to continue the Participant in Service. The Company makes no representation about the tax treatment to the Participant with respect to receipt or exercise of the Option or acquiring, holding or disposing of the Shares. The Participant represents that the Participant has had the opportunity to discuss such treatment with the Participant’s tax adviser. The Participant shall have no rights as a stockholder with respect to the Shares subject to the Option until the exercise of the Option and the issuance of a stock certificate for the Shares with respect to which the Option shall have been exercised.

10.	Adjustment in Shares.

In the event of any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Option Date, the number of shares of Common Stock deliverable upon the exercise of this Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the Option Price to reflect such subdivision, combination or stock dividend. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation after the Option Date the number and kind of Shares subject to this Option and the Option Price thereof shall be appropriately adjusted in such manner as the Board may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder. The Board’s determination in any specific situation shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

11.	Acquisition Events.
(a)	An “Acquisition Event” shall mean: (i) any merger or consolidation after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event; or (ii) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction); or (iii) any other acquisition of the business of the Company, as determined by the Board.

(b)	Upon the occurrence of an Acquisition Event, the Board or the board of directors of any entity assuming the obligations of the Company hereunder (as used in this Section 11(b), also the “Board”) shall, as to this Option, either (i) make appropriate provision for the continuation of this Option by substituting on an equitable basis for the Shares then subject to this Option either (1) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition Event, (2) shares of stock of the surviving or successor corporation or (3) such other securities as the Board deems appropriate, the Fair Market Value of which shall not materially differ from the Fair Market Value of the shares of Common Stock subject to this Option immediately preceding the Acquisition Event; or (ii) upon written notice to the Participant, provide that this Option must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition Event, within a specified number of days of the date of such notice, at the end of which period this Option shall terminate; or (iii) terminate this Option in exchange for a cash payment equal to the excess of the fair market value of the Shares subject to this Option (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the Option Price.
(c)	In the event of the proposed dissolution or liquidation of the Company, this Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board.
12.	Restrictions on Transfer.

Any restrictions on transfer of shares of the capital stock of the Company contained in the Certificate of Incorporation or By-laws shall also apply to the Shares.

13.	Miscellaneous.

This Agreement shall be governed by, and construed and enforced in accordance with, the laws of Ontario and the federal laws of Canada applicable therein applicable to contracts made in and to be wholly performed within Ontario. The Participant hereby irrevocably and unconditionally attorns to the exclusive jurisdiction of the courts of the Province of Ontario and all courts competent in appeals therefrom. This Agreement shall be binding upon and inure to the benefit of the heirs and legal representatives of the Participant and the successors and assigns of the Company, but shall not be assigned by the Participant at any time without the prior written permission of the Company, and any such attempted assignment shall be void.
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IN WITNESS WHEREOF the parties have executed this Stock Option Agreement as of the Option Date set forth below.

Name of Participant:

Type of Service:	Employee

Option Date:	DATE

No. of Shares:

Option Price (Per Share):	US$

Vesting Commencement Date:	DATE

Signature of Participant

Address:

Accepted, as the issuer of the Shares, in accordance with the terms of the foregoing Stock Option Agreement as of the foregoing Option Date.

SiGe Semiconductor, Inc.

By:

Its:	William H. Burke

Exhibit 1
SiGe Semiconductor, Inc.
2002 Stock Plan

Name of Participant:

Date of Exercise:

EXERCISE FORM AND RESTRICTION AGREEMENT
SiGe Semiconductor, Inc.
2680 Queensview Drive
Ottawa, Ontario
K2B 8J9
Canada
Dear Sir/Madam:
The undersigned optionee (the “Participant”), presently or formerly an Employee, Director, or Consultant of SiGe Semiconductor, Inc. (the “Company”) or an Affiliated Entity was granted a stock option (the “Option”) to purchase                      shares of common stock of the Company at an exercise price of US$  per share on                     , ___ pursuant to the Company’s 2002 Stock Plan (the “Plan”) and a Stock Option Agreement dated                      , ___ (the “Option Agreement”). This letter agreement between the Company and the Participant is referred to herein as the “Agreement”. Capitalized terms not otherwise defined in this Agreement shall have the meanings defined in the Plan.
1.	Exercise of Option.
The Participant hereby elects to exercise the Option as to                      shares of common stock of the Company (the “Shares”). The term “Shares” as used in this Agreement shall also include any shares issued in respect of the Shares, as stock dividends or on stock splits, or otherwise.
2.	Payment.
Enclosed herewith is full payment in the amount of US$                     for the Shares in the manner set forth in the Option Agreement. The Participant will make adequate provision for any federal and provincial income tax withholding obligations of the Company, if any, as more fully set forth in the Option Agreement and the Plan.
3.	Investment Representations.
(a)	The Participant represents and warrants that the Participant is acquiring the Shares for the Participant’s own account for investment and not with a view to, or for sale in connection with, any distribution of the Shares. The Participant also represents that the Participant does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof; and that, subject to the right of the Participant to register the Shares in the joint names of the Participant and the Participant’s spouse if permitted under applicable securities laws, the entire legal and beneficial interest of the Shares is being purchased for, and will be held for the account of, the Participant only and not for any other person.

(b)	The Participant represents and warrants that the acquisition by the Participant of the Shares is voluntary, and that the Participant has not been induced to purchase the Shares by expectation of future or continued employment by, appointment as an officer of, or engagement as a Consultant by, the Company or any Affiliated Entity.

(c)	The Participant further represents and warrants that at no time was the Participant presented with or solicited by any form of general solicitation or any general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or presented at any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(d)	The Participant acknowledges and understands that the purchase of the Shares is a highly speculative investment, and the Participant represents and warrants that the Participant is able, without impairing the Participant’s financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of the investment.

(e)	The Participant further acknowledges and understands that the Shares have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and have not been qualified for resale under any foreign securities laws, and that consequently the Shares must be held indefinitely unless they are subsequently registered under the 1933 Act and/or qualified for resale under applicable foreign securities laws, or an exemption from such registration and/or qualification is available. The Participant further acknowledges and understands that the Company is under no obligation to register or qualify the Shares, that, in the absence of registration and qualification, the Shares may be transferred only under limited circumstances, and that transfer of the Shares is subject to restrictions contained in the Certificate of Incorporation and By-laws of the Company, as amended from time to time, and restrictions contained in the Option Agreement and this Agreement. The Participant understands that the instrument evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company. The Participant does not have any contract, agreement or arrangement with any person to sell, transfer or grant participations, to such person or to any third person with respect to any of the Shares.
(f)	The Participant agrees further that said Shares are being acquired by the Participant in accordance with and subject to the terms, provisions and conditions of the Plan and the Option Agreement, to each of which the Participant hereby expressly assents. Such terms, provisions and conditions shall bind and inure to the benefit of the Participant’s heirs, legal representatives, successors and assigns.
4.	Drag-Along.
(a)	Definition of “Sale of the Company”. In this Agreement, the term “Sale of the Company” shall mean the (a) consolidation or merger (or equivalent transaction in any foreign jurisdiction) of the Company or any subsidiary into or with any other entity or entities (except a merger in which the Company is the surviving corporation and the holders of the Company’s voting stock outstanding immediately prior to the transaction constitute the holders of a majority of the voting stock outstanding immediately following the transaction or a consolidation or merger of a subsidiary the result of which is that the Company, directly or indirectly, owns all of the issued and outstanding capital stock, and any rights to acquire capital stock, of the surviving corporation immediately following the transaction), (b) the sale or transfer of all or substantially all the assets of the Company or any subsidiary, (c) the sale, exchange or transfer by the Company’s stockholders, in a single transaction or series of related transactions, of capital stock representing a majority of the voting power at elections of directors of the Company, or (d) the exclusive, irrevocable licensing of all or substantially all of the intellectual property of the Company or any subsidiary to any party other than a subsidiary.

(b)	Obligations of Participant. At any time that the holders of a majority in interest of the Common Stock of the Company (assuming exchange of the then outstanding Common Exchangeable Shares of the Canadian Subsidiary and assuming the conversion of any Preferred Stock of the Company on an as-converted basis) propose a Sale of the Company, the holders of a majority in interest of the then outstanding shares of Common Stock (assuming exchange of the then outstanding Common Exchangeable Shares of the Canadian Subsidiary and assuming the conversion of any Preferred Stock on an as-converted basis) shall be entitled to deliver notice to the Company that such holders desire the Participant to enter into agreements with one or more persons that would result in a Sale of the Company (an “Approved Sale”), whereupon the Participant shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as (i) a merger or consolidation of the Company, the Participant shall, and hereby agrees to, waive any dissenter’s rights, appraisal rights or similar rights in connection with such merger or consolidation and instruct the Board to vote in favor of such Approved Sale, or (ii) a sale of shares of capital stock, the Participant shall, and hereby agrees to, agree to sell its Shares on the terms and conditions approved by such holders. The Participant shall take all necessary and desirable actions in connection with the consummation of the Approved Sale, including the execution of such agreements and such instruments and other actions reasonable necessary to (a) provide the representations, warranties, indemnities, covenants, conditions, escrow agreements and other provisions and agreements relating to such Approved Sale which are customary for a transaction of that nature and (b) to effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale so that the Participant shall receive the same portion of the aggregate consideration from such Approved Sale that such Participant would have received if such aggregate consideration (in the case of an asset sale, after payment or provision of all liabilities) had been distributed by the Company upon a Liquidation Event (as such term is defined in the Certificate of Incorporation, as amended, of the Company).
(c)	Proxy. The Participant hereby grants an irrevocable proxy and power of attorney to the Secretary of the Company (the “Nominee”) to take all necessary actions and execute and deliver all documents deemed necessary and appropriate by such person to effectuate sub-section (b) above. The Participant hereby agrees to indemnify defend and hold the Nominee harmless (severally and not jointly) against all liability, loss or damage, together with all reasonable costs and expenses (including reasonable legal fees and expenses), relating to or arising from its exercise of the proxy and power of attorney granted hereby.

(d)	Termination. The obligations of the Participant in this Section 4 shall terminate on the date immediately prior to the closing of a public offering of securities by the Company pursuant to a registration statement under the 1933 Act or a prospectus filed under Canadian securities laws.
5.	Repurchase Right.
(a)	Repurchase of Shares upon Termination of Service. The following repurchase provisions hereby are imposed upon the Shares.

(b)	Repurchase Rights. If the Participant shall at any time cease to perform Service (as such term is defined in the Option Agreement), then the Company shall have the right, but not the obligation, to purchase or to designate one or more purchasers for all or any portion of the Shares held by the Participant at a price per share equal to the Fair Market Value of the Shares on the date of repurchase.

(c)	Repurchase Procedures. Upon notice from the Company of exercise of its rights hereunder, the Participant shall transfer the Shares designated for repurchase to the Company or its designee(s) against payment by the Company or its designee(s) of the purchase price as specified above. If the Company shall fail to exercise its rights under this Section 5 within ninety (90) days of the receipt of notification that the Participant has ceased to perform Service, the repurchase rights with respect to the Shares imposed by this Section 5 shall terminate.

(d)	Failure of Holder to Comply. If the Participant fails to comply with any of the provisions of this Section 5, the Company, at its option and in addition to its other remedies, may suspend the rights of the Participant to vote or to receive dividends on the Shares or may refuse to register on its books any transfer of the Shares or otherwise to recognize any transfer or change in the ownership of the Shares or in the right to vote thereon, until the provisions of this Section 5 are complied with to the satisfaction of the Company.
(e)	Termination. The obligations of the Participant in this Section 5 shall terminate on the date immediately prior to the closing of a public offering of securities by the Company pursuant to a registration statement under the 1933 Act or a prospectus filed under Canadian securities laws.
6.	Right of First Refusal.
(a)	Grant. The Company is hereby granted a right of first refusal (the “First Refusal Right”), exercisable in connection with any proposed transfer, sale, exchange, assignment, gift, bequest, disposition, mortgage, charge, pledge, encumbrance, grant of security interest or other disposition of the Shares (a “Disposition”). The Company may assign its First Refusal Right to a third party or parties designated by the Company its sole discretion.

(b)	Notice of Intended Disposition. If the Participant desires to accept a bona fide third-party offer for any or all of the Shares held by the Participant (the Shares subject to such offer to be hereinafter called the “Target Shares”), the Participant shall promptly deliver to the Secretary of the Company written notice (the “Disposition Notice”) of the terms and conditions of the offer, including the purchase price and the identity of the third-party offeror.

(c)	Exercise of Right. The Company (or its assignees) shall, for a period of thirty (30) days following receipt of the Disposition Notice, have the right to purchase any or all of the Target Shares specified in the Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by delivery of written notice (the “Exercise Notice”) to the Participant prior to the expiration of the thirty (30) day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Company (or its assignees) shall effect the purchase of the Target Shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the Participant shall deliver to the Company (or its assignees) the certificates representing the Target Shares to be purchased, each certificate to be properly endorsed for transfer.

(d)	Non-Exercise of Right. If the Exercise Notice is not given to the Selling Shareholder within thirty (30) days following the date of the Company’s receipt of the Disposition Notice, the Participant may sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favourable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be otherwise effected in contravention of the provisions of the Plan, the Option Agreement or this Agreement and must be concluded no later than ninety (90) days from the date of delivery of the Disposition Notice.

(e)	Obligations of Transferee. Each person or entity (other than the Company) who receives Shares as a result of a Disposition shall, as a condition precedent to the validity of such Disposition, acknowledge in writing in a form satisfactory to the Company, that the Shares subject to the Disposition are subject to (i) the drag-along provisions of Section 4, (ii) the repurchase right in Section 5, (iii) the First Refusal Right in this Section 6, and (iv) the market stand-off provisions of Section 7, to the same extent such Shares would be so subject if retained by the Participant.

(f)	Termination. The obligations of the Participant in this Section 6 shall terminate on the date immediately prior to the closing of a public offering of securities by the Company pursuant to a registration statement under the 1933 Act or a prospectus filed under Canadian securities laws.
7.	Market Stand-Off.
(a)	If requested in writing by the Company or any underwriter of the securities of the Company, the Participant hereby agrees not to sell or otherwise transfer or dispose of any of the Shares for a period not to exceed 180 days following the effective date of a registration statement or receipt date of a (final) prospectus of the Company and, at the Company or such underwriter’s request, shall sign a lock-up agreement to such effect. Such agreement shall be in writing in form satisfactory to the Company or such underwriter. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

(b)	The provisions contained in this Section 7 shall not apply to any transfer of Shares to or in trust for the sole benefit of the Participant, or any member of the immediate family of the Participant (provided such transfer is otherwise permitted pursuant to applicable securities laws), provided that such transferee agrees in writing to be subject to the terms of this Agreement.
8.	Legend.

In addition to any legend referred to in the Plan or the Option Agreement, the Participant hereby agrees that the following legend, or words of similar effect, shall be stamped or otherwise imprinted on the certificate or certificates evidencing the Shares:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF THE ISSUER TO REPURCHASE CERTAIN OF THE SHARES AND RESTRICTIONS ON TRANSFER OF SUCH SHARES PURSUANT TO AN EXERCISE FORM AND RESTRICTION AGREEMENT BETWEEN THE ISSUER AND THE HOLDER OF THIS CERTIFICATE. A COPY OF SUCH AGREEMENT IS ON FILE AND IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF THE ISSUER.

9.	Spousal Consent.

The Participant agrees to obtain the consent of the Participant’s spouse to any such agreement which may be required by the Company.

10.	Address for Notice.

The Participant’s address of record is:

11.	Covenant of Participant.

The Participant hereby covenants and agrees to make such other representations and warranties and execute such further undertakings and agreements as may be necessary or desirable to ensure that the issuance and sale of the Shares pursuant to this Agreement: (i) does not give rise to any obligation to prepare or file a prospectus or similar document, or any other report with any governmental or other regulatory authority in the Participant’s jurisdiction of residence with respect to such purchase; and (ii) does not contravene any of the applicable securities legislation of the jurisdiction in which the Participant is resident, which covenant shall survive the issuance and sale of the Shares indefinitely until the Participant disposes of the Shares in compliance with all applicable securities laws.

12.	Miscellaneous.

This Agreement is intended to be a binding agreement between the Company and the Participant. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of Ontario and the federal laws of Canada applicable therein applicable to contracts made in and to be wholly performed within Ontario. The Participant hereby irrevocably and unconditionally attorns to the exclusive jurisdiction of the courts of the Province of Ontario and all courts competent in appeals therefrom. This Agreement shall be binding upon and inure to the benefit of the heirs and legal representatives of the Participant and the successors and assigns of the Company, but shall not be assigned by the Participant at any time without the prior written permission of the Company, and any such attempted assignment shall be void.

Very truly yours,

Signature of Participant
Spouse of the Participant to sign below:
The undersigned, being the spouse of the Participant exercising the option as set forth above, does hereby acknowledge that the undersigned has read and is familiar with the provisions of the above Stock Option Exercise Form and Restriction Agreement, the Plan, and the Option

Agreement, and the undersigned hereby agrees thereto and joins therein to the extent, if any, that the agreement and joinder of the undersigned may be necessary.

Signature of Spouse of Participant

Dated:

Receipt of the above is hereby acknowledged.

SiGe Semiconductor, Inc.

By:

Its:

Dated:

Name of Participant
SIGE SEMICONDUCTOR, INC.
INCENTIVE STOCK OPTION AGREEMENT
2002 STOCK PLAN
U.S. PARTICIPANTS
THIS AGREEMENT is entered into by and between SiGe Semiconductor, Inc., a Delaware corporation with its principal office at 1050 Morrison Drive, Suite 100, Ottawa, Ontario K2H 8K7, Canada (hereinafter the “Company”), and the undersigned Employee of the Company (hereinafter the “Participant”).
WHEREAS, the Participant performs work for the Company Group as an Employee (such services to be collectively herein referred to as “Service”), and the Company desires to grant an incentive stock option to the Participant;
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:
1.	Grant, Exercisability and Term of Option.
(a)	The Company hereby grants to the Participant pursuant to the Company’s 2002 Stock Plan (the “Plan”), a copy of which is attached as Exhibit 2, the option (the “Option”) to purchase from the Company upon the terms and conditions hereinafter set forth the number of shares (“Shares”) of the common stock, $0.0001 par value, (“Common Stock”) of the Company set forth on the signature page below at the purchase price per Share so set forth (the “Option Price”). The date of grant of this Option is the date set forth on the signature page of this Agreement as the “Option Date”.

(b)	This Option may be exercised only as to Shares which are “Vested Shares,” as defined in Section 5, at the time of exercise, and such exercise is subject to any other restrictions provided in Section 4. This option shall expire on the fifth anniversary of the Option Date, unless the Option is sooner terminated as hereinafter specified. Only whole Shares may be purchased pursuant to this Option.

2.	Conditions and Limitations.
(a)	The Option is granted on the condition that the purchase of Shares hereunder shall be for investment purposes and not with a view to resale or distribution, except that such condition shall be inoperative if the offering of Shares subject to the Option is registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and is not subject to any hold period, seasoning period or resale restriction under applicable Canadian securities laws, or if in the opinion of counsel for the Company such Shares may be resold without registration under the 1933 Act or qualification under applicable Canadian securities laws. At the time of the exercise of the Option or any installment thereof, the Participant will execute an Exercise Form and Restriction Agreement substantially in the form attached as Exhibit 1 (the “Restriction Agreement”) and such further agreements as the Company may require to implement the foregoing condition and to acknowledge the Participant’s familiarity with restrictions on the resale of the Shares under applicable U.S. and Canadian securities laws, and the Company may stamp such legend on the certificate representing the Shares as may be necessary or appropriate in light of the foregoing condition.

(b)	The Company will furnish upon request of the Participant copies of the certificate of incorporation of the Company, as amended (the “Certificate of Incorporation”), and by-laws of the Company, as amended (the “By-laws”), such publicly available financial and other information concerning the Company and its business and prospects as may be reasonably requested by the Participant in connection with exercise of this Option (and such other financial and other information concerning the Company as may be required to be delivered to Optionees from time to time pursuant to applicable laws).

(c)	The Option shall not be transferable otherwise than by will or by the laws of descent and distribution, and except as provided in Section 4, the Option shall be exercisable during the lifetime of the Participant by the Participant only. Notwithstanding the foregoing, however, if the Participant is determined to be mentally incompetent and a guardian or conservator (or other similar person) is appointed by a court of competent jurisdiction to manage the Participant’s affairs, the guardian or conservator (or other similar person) may exercise the Option on behalf of the Participant, provided that such exercise is made within the time limits prescribed herein.

(d)	The Option granted in this Agreement is subject to the terms, conditions and definitions of the Plan. To the extent that the terms, conditions and definitions of this Agreement are inconsistent with those of the Plan, those of this Agreement shall govern. Capitalized terms not otherwise defined herein (including the recitals hereto) shall have the meanings defined in the Plan. The Participant hereby accepts this Option subject to all such provisions of the Plan and agrees that all decisions under, and interpretations of, such provisions of the Plan by the Board, as defined in the Plan, shall be final, binding and conclusive upon the Participant and the Participant’s heirs.

(e)	In the event that the Company, upon the advice of counsel, deems it necessary to list upon official notice of issuance any shares to be issued pursuant to the Plan on a national securities exchange or market system in the United States, Canada or any foreign jurisdiction, or to register under the 1933 Act or other applicable federal or state statute any shares to be issued pursuant to the Plan, or to qualify any such shares for exemption from the registration requirements of the 1933 Act under the rules and regulations of the Securities and Exchange Commission or for similar exemption under state law, or to qualify any such shares by filing a prospectus under applicable Canadian securities laws, then the Company shall notify the Participant to that effect and no Shares shall be issued until such registration, listing, exemption, or qualification has been obtained or completed. The Company shall make prompt application for any such registration, listing, exemption or qualification pursuant to applicable law or rules of such securities exchange which it deems necessary and shall make reasonable efforts to cause such registration, listing, exemption or qualification to become and remain effective.
3.	Exercise of Option; Withholding Taxes.
(a)	Written notice of the exercise of the Option or any installment thereof shall be given to the Company in the form attached as Exhibit 1, specifying the number of shares for which the Option is exercised and accompanied by (i) payment in full of the Option Price or (ii) if the Common Stock is registered under the Exchange Act, irrevocable instructions to a broker to promptly deliver to the Company full payment in accordance with this Section of the amount necessary to pay the aggregate exercise price. Payment shall be made (a) in cash, (b) by certified check, (c) at such time as the Common Stock is registered under the Exchange Act, by actual delivery or deemed delivery and assignment to the Company of shares of Common Stock owned by the Participant which (i) have a fair market value not less than the Option Price (as specified on the signature page below), and (ii) have been owned by the Participant for at least six months prior to the date of delivery or deemed delivery of such shares (or such other period as may be required to avoid a charge to the Company’s earnings) or were not acquired, directly or indirectly, from the Company, or (d) by any combination of the foregoing. Notwithstanding the foregoing, this Option may not be exercised by delivery and assignment to the Company of shares of Common Stock to the extent that such delivery and assignment would constitute a violation of the provisions of any law, or related regulation or rule, or any agreement or Company policy, restricting the transfer or redemption of the Common Stock. For purposes of this Section, a deemed delivery of shares shall mean the offset by the Company of a number of shares subject to the Option against an equal number of shares of the Common Stock owned by the Participant, which may be accomplished by attestation by the Participant as to such shares owned. The Company reserves the right to decline to approve any such procedure in the Company’s sole and absolute discretion.

(b)	The Company’s obligation to deliver Shares upon exercise of an Option shall be subject to the Participant’s satisfaction of all applicable income and employment tax withholding obligations. Without limiting the generality of the foregoing, the Company shall have the right to deduct from payments of any kind otherwise due to the Participant any taxes of any kind required by law to be withheld with respect to any Shares issued upon exercise of the Option. Payment of withholding taxes may be made (i) by cash, (ii) when the Common Stock is registered under the Exchange Act, through the surrender (by actual or deemed delivery) of shares of Common Stock which the Participant already owns and which, except to the extent otherwise permitted by the Board in any instance, have been owned by the Participant for at least six months prior to the date of delivery or deemed delivery of such Shares (or such other period as may be required to avoid a charge to the Company’s earnings) or were not acquired, directly or indirectly, from the Company, or (iii) to the extent of the minimum applicable federal, state and local withholding rate only, through the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Plan, subject to the discretion of the Board to require payment in cash if it determines that payment by other methods is not in the best interests of the Company.
4.	Termination of Option.

In the event that the Participant ceases to perform Service for any member of the Company Group at any time prior to the exercise of this Option in full, this Option shall terminate according to the following provisions:
(a)	If the Participant ceases to perform Service by reason of resignation, the Participant may at any time within a period of thirty (30) days after the date of such cessation of Service exercise the Option to the extent that the Option was exercisable on the date of such cessation;

(b)	If the Participant ceases to perform Service for any reason other than resignation, death or Disability, the Participant may at any time within a period of sixty (60) days after the date of such cessation of Service exercise the Option to the extent that the Option was exercisable on the date of such cessation;

(c)	If the Participant ceases to perform Service because of Disability, the Participant may at any time within a period of one hundred eighty (180) days after the date of such cessation of Service exercise the Option to the extent that the Option was exercisable on the date of such cessation; and

(d)	If the Participant ceases to perform Service because of death, the Option, to the extent that the Participant was entitled to exercise it on the date of death, may be exercised within a period of one hundred eighty (180) days after the Participant’s death by the person or persons to whom the Participant’s rights under the Option shall pass by will or by the laws of descent and distribution;
provided, however, that this Option may not be exercised to any extent by anyone after the date of its expiration. Upon the expiration of such limited exercise period or (if earlier) upon the date of its expiration, the Option shall terminate and cease to be outstanding with respect to any Vested Shares for which the Option has not been exercised. To the extent the Participant is not vested in one or more Shares at the time of the Participant’s cessation of Service, the Option shall immediately terminate and cease to be outstanding with respect to all Shares.

For the purposes of this Agreement, the date of the cessation of Services shall be the date of actual cessation of Services as determined by the Company Group without reference to any period of notice of termination of employment that any member of the Company Group may be required to provide to the Participant at law or pursuant to the terms of any employment agreement between the Participant and any member of the Company Group.

5.	Exercisability of Option.
(a)	So long as the Participant performs Service, the Option may be exercised only as follows:
(i)	the Option shall become exercisable with respect to one-quarter of the total number of Shares subject to the Option on that date which is twelve (12) months after the Vesting Commencement Date (the “Anniversary Date”); and

(ii)	the Option shall become exercisable with respect to 1/48th of the total number of Shares subject to the Option on the last day of each full month following the Anniversary Date, such that the Option shall be exercisable with respect to all Shares on that date which is four (4) years after the Vesting Commencement Date.
The Option shall cease to vest on the date of cessation of Services by the Participant, determined in accordance with Section 4 above.

(b)	The Vesting Commencement Date is specified on the signature page below. Shares as to which this Option may be exercised at any time are herein referred to as “Vested Shares”.

(c)	Notwithstanding the foregoing, unless the Participant has on the date of an Acquisition Event (as such term is defined below) ceased to perform Service for any member of the Company Group, on the occurrence of an Acquisition Event the vesting of the Option shall accelerate such that, in addition to any Shares that are then Vested Shares pursuant to Section 5(a) above, the Option shall be exercisable with respect to that number of Shares that would have become exercisable in accordance with Section 5(a) above if the Participant had continued in Service for a period of twelve (12) full months commencing on the date of the Acquisition Event.

(d)	The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all unpurchased Vested Shares until the earlier of the fifth anniversary of the Option Date or the termination of this option under Section 4 hereof or the Plan.

6.	“Market Stand Off” Agreement.
(a)	If requested in writing by the Company or any underwriter of the securities of the Company, the Participant hereby agrees not to sell or otherwise transfer or dispose of any of the Shares for a period not to exceed 180 days following the effective date of a registration statement or receipt date of a (final) prospectus of the Company and, at the Company or such underwriter’s request, shall sign a lock-up agreement to such effect. Such agreement shall be in writing in form satisfactory to the Company or such underwriter. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

(b)	The provisions contained in this Section 6 shall not apply to any transfer of Shares to or in trust for the sole benefit of the Participant, or any member of the immediate family of the Participant, provided that such transferee agrees in writing to be subject to the terms of this Agreement.
7.	Restriction Agreement.

By accepting the grant of the Option, the Participant hereby acknowledges and agrees that (a) the Participant has read and understood the Restriction Agreement, (b) the Restriction Agreement contains a repurchase right and right of first refusal in favour of the Company and certain restrictions on the voting of the Shares and requirements to tender the Shares to, and otherwise vote and act to approve, an Approved Sale (as such term is defined therein), and (c) on the exercise of the Option, the Participant and the Shares shall be subject to the terms, provisions, restrictions and obligations set forth in the Restriction Agreement. As a condition of the exercise of the Option, if requested by the Company, the Participant hereby agrees to become a party to, in addition to or in lieu of the Restriction Agreement, any shareholder agreement generally applicable at the time of exercise to Employees, Directors and/or Consultants of the Company Group.

8.	Restrictions on Transfer; Notice of Disposition of Shares.
(a)	Any restrictions on transfer of shares of the capital stock of the Company contained in the Certificate of Incorporation or By-laws shall also apply to the Shares.

(b)	The Participant hereby agrees to notify the Company promptly if the Participant disposes of any Shares within one (1) year after the date the Participant acquires such Shares by exercising all or part of this Option or within two (2) years after the Option Date. At any time during the one or two year periods set forth above, the Company may place a legend on any certificate representing Shares requesting the transfer agent for the Company’s stock to notify the Company of any such transfer, and the Participant hereby authorizes such transfer agent so to notify the Company (whether or not such Participant’s stock certificates have been so legended). The obligation of the Participant to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence. The Participant is urged to review the description of the Plan provided by the Company for a more detailed discussion the Federal tax consequences of such a disposition under current law and to consult his or her own tax adviser regarding the same.
9.	$100,000 Limitation.

Under Section 422 of the Code, the aggregate Fair Market Value of the shares with respect to which incentive stock options granted by any member of the Company Group first become exercisable by an employee during any calendar year cannot exceed US$100,000 (the “$100,000 Limitation”). To the extent, if any, that the US$100,000 Limitation is exceeded by reason of the grant of this Option, this Option shall be deemed, to the maximum extent possible, if any, to be an incentive stock option, and the portion of this Option that is exercisable for shares in excess of the $100,000 Limitation shall, pursuant to Section 422(d) of the Code, be treated as an option which is not an incentive stock option.

10.	Notices.

All notices or demands given pursuant to this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered by hand or sent by facsimile, or by certified or registered mail, postage prepaid, addressed to the Company at its principal office or to the Participant (or the Participant’s legal representatives) at the address stated in the Participant’s (or their) notice or at the Participant’s address appearing on the books of the Company.

11.	No Service Commitment; Tax Treatment.

Nothing herein contained shall be deemed to be or constitute an agreement or commitment by the Company or any other member of the Company Group to continue the Participant in Service. Although the Option granted hereunder is intended to qualify as an incentive stock option under Section 422 of the Code, the Company makes no representation about the tax treatment to the Participant with respect to receipt or exercise of the Option or acquiring, holding or disposing of the Shares. The Participant represents that the Participant has had the opportunity to discuss such treatment with the Participant’s tax adviser. The Participant shall have no rights as a stockholder with respect to the Shares subject to the Option until the exercise of the Option and the issuance of a stock certificate for the Shares with respect to which the Option shall have been exercised.

12.	Adjustment in Shares.

In the event of any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Option Date, the number of shares of Common Stock deliverable upon the exercise of this Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the Option Price to reflect such subdivision, combination or stock dividend. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation after the Option Date the number and kind of Shares subject to this Option and the Option Price thereof shall be appropriately adjusted in such manner as the Board may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder. The Board’s determination in any specific situation shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

13.	Acquisition Events.
(a)	An “Acquisition Event” shall mean: (x) any merger or consolidation after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event; or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction); or (z) any other acquisition of the business of the Company, as determined by the Board.

(b)	Upon the occurrence of an Acquisition Event, the Board or the board of directors of any entity assuming the obligations of the Company hereunder (as used in this Section 13(b), also the “Board”) shall, as to this Option, either (i) make appropriate provision for the continuation of this Option by substituting on an equitable basis for the Shares then subject to this Option either (1) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition Event, (2) shares of stock of the surviving or successor corporation or (3) such other securities as the Board deems appropriate, the Fair Market Value of which shall not materially differ from the Fair Market Value of the shares of Common Stock subject to this Option immediately preceding the Acquisition Event; or (ii) upon written notice to the Participant, provide that this Option must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition Event, within a specified number of days of the date of such notice, at the end of which period this Option shall terminate; or (iii) terminate this Option in exchange for a cash payment equal to the excess of the fair market value of the Shares subject to this Option (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the Option Price.

(c)	Notwithstanding the foregoing, any adjustment made pursuant to Section 12 or Section 13(b) with respect to this Option shall be made only after the Board, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” (as that term is defined in Section 424 of the Code) of this Option or would cause any adverse tax consequences for the Participant. If the Board determines that such adjustment made with respect to this Option would constitute a modification of this Option or would cause adverse tax consequences to the holders, it shall notify the Participant of such tax consequences and shall refrain from making such adjustments upon the written request of the Participant.

(d)	In the event of the proposed dissolution or liquidation of the Company, this Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board.
14.	Miscellaneous.

This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the state of Delaware applicable to contracts made in and to be wholly performed within the state of Delaware. This Agreement shall be binding upon and inure to the benefit of the heirs and legal representatives of the Participant and the successors and assigns of the Company, but shall not be assigned by the Participant at any time without the prior written permission of the Company, and any such attempted assignment shall be void.
{Remainder of page intentionally left blank.}

IN WITNESS WHEREOF the parties have executed this Incentive Stock Option Agreement as of the Option Date set forth below.

Name of Participant:

Type of Service:	Employee

Option Date:

No. of Shares:

Option Price (Per Share):	$

Vesting Commencement Date:

Signature of Participant

Address:

Accepted, as the issuer of the Shares, in accordance with the terms of the foregoing Incentive Stock Option Agreement as of the foregoing Option Date.

SiGe Semiconductor, Inc.
By:

Its: William H. Burke, CFO

Exhibit 1
SiGe Semiconductor, Inc.
2002 Stock Plan
Name of Participant:
          Date of Exercise:
EXERCISE FORM AND RESTRICTION AGREEMENT
SiGe Semiconductor, Inc.
2680 Queensview Drive
Ottawa, Ontario
K2B 8J9
Canada
Dear Sir/Madam:
The undersigned optionee (the “Participant”), presently or formerly an Employee of SiGe Semiconductor, Inc. (the “Company”) of an Affiliated Entity of the Company was granted an incentive stock option (the “Option”) to purchase [No. of shares] shares of common stock of the Company at an exercise price of $                     per share on                      , ___ pursuant to the Company’s 2002 Stock Plan (the “Plan”) and an Incentive Stock Option Agreement dated                      , ___(the “Option Agreement”). This letter agreement between the Company and the Participant is referred to herein as the “Agreement”. Capitalized terms not otherwise defined herein shall have the meanings defined in the Plan.
1.	Exercise of Option.
The Participant hereby elects to exercise the Option as to                      shares of common stock of the Company (the “Shares”). The term “Shares” as used in this Agreement shall also include any shares issued in respect of the Shares, as stock dividends or on stock splits, or otherwise.
2.	Payment.
Enclosed herewith is full payment in the amount of US$                     for the Shares in the manner set forth in the Option Agreement. The Participant will make adequate provision for any federal and state income tax withholding obligations of the Company, if any, as more fully set forth in the Option Agreement and the Plan.

3.	Investment Representations.
(a)	The Participant represents and warrants that the Participant is acquiring the Shares for the Participant’s own account for investment and not with a view to, or for sale in connection with, any distribution of the Shares. The Participant also represents that the Participant does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof; and that, subject to the right of the Participant to register the Shares in the joint names of the Participant and the Participant’s spouse, the entire legal and beneficial interest of the Shares is being purchased for, and will be held for the account of, the Participant only and not for any other person.

(b)	The Participant represents and warrants that the acquisition by the Participant of the Shares is voluntary, and that the Participant has not been induced to purchase the Shares by expectation of future or continued employment by, appointment as an officer of, or engagement as a Consultant by, the Company or any Affiliated Entity.

(c)	The Participant further represents and warrants that at no time was the Participant presented with or solicited by any form of general solicitation or any general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or presented at any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(d)	The Participant acknowledges and understands that the purchase of the Shares is a highly speculative investment, and the Participant represents and warrants that the Participant is able, without impairing the Participant’s financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of the investment.

(e)	The Participant further acknowledges and understands that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Participant further acknowledges and understands that the Company is under no obligation to register the Shares, that, in the absence of registration, the Shares may be transferred only under limited circumstances, and that transfer of the Shares is subject to restrictions contained in the Certificate of Incorporation and By-laws of the Company, as amended from time to time, and restrictions contained in the Option Agreement. The Participant understands that the instrument evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company. The Participant does not have any contract, agreement or arrangement with any person to sell, transfer or grant participations, to such person or to any third person with respect to any of the Shares.

(f)	The Participant is aware of the adoption of Rule 144 by the Securities and Exchange Commission, promulgated under the Securities Act, which permits limited public resale of securities acquired in a non-public offering subject to the satisfaction of certain conditions, including, among other things: the availability of certain public information about the Company, the resale occurring not less than one year after the party has purchased and paid for the securities to be sold, the sale being through a broker in an unsolicited “brokers’ transaction,” and the amount of securities being sold during any three-month period not exceeding specified limitations (generally, 1% of the total amount outstanding).

(g)	The Participant agrees further that said Shares are being acquired by the Participant in accordance with and subject to the terms, provisions and conditions of the Plan and the Option Agreement, to each of which the Participant hereby expressly assents. Such terms, provisions and conditions shall bind and inure to the benefit of the Participant’s heirs, legal representatives, successors and assigns.
4.	Drag-Along.
(a)	Definition of “Sale of the Company”. In this Agreement, the term “Sale of the Company” shall mean the (a) consolidation or merger (or equivalent transaction in any foreign jurisdiction) of the Company or any subsidiary into or with any other entity or entities (except a merger in which the Company is the surviving corporation and the holders of the Company’s voting stock outstanding immediately prior to the transaction constitute the holders of a majority of the voting stock outstanding immediately following the transaction or a consolidation or merger of a subsidiary the result of which is that the Company, directly or indirectly, owns all of the issued and outstanding capital stock, and any rights to acquire capital stock, of the surviving corporation immediately following the transaction), (b) the sale or transfer of all or substantially all the assets of the Company or any subsidiary, (c) the sale, exchange or transfer by the Company’s stockholders, in a single transaction or series of related transactions, of capital stock representing a majority of the voting power at elections of directors of the Company, or (d) the exclusive, irrevocable licensing of all or substantially all of the intellectual property of the Company or any subsidiary to any party other than a subsidiary.

(b)	Obligations of Participant. At any time that the holders of a majority in interest of the Common Stock of the Company (assuming exchange of the then outstanding Common Exchangeable Shares of the Canadian Subsidiary and assuming the conversion of any Preferred Stock of the Company on an as-converted basis) propose a Sale of the Company, the holders of a majority in interest of the then outstanding shares of Common Stock (assuming exchange of the then outstanding Common Exchangeable Shares of the Canadian Subsidiary and assuming the conversion of any Preferred Stock on an as-converted basis) shall be entitled to deliver notice to the Company that such holders desire the Participant to enter into agreements with one or more persons that would result in a Sale of the Company (an “Approved Sale”), whereupon the Participant shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as (i) a merger or consolidation of the Company, the Participant shall, and hereby agrees to, waive any dissenter’s rights, appraisal rights or similar rights in connection with such merger or consolidation and instruct the Board to vote in favor of such Approved Sale, or (ii) a sale of shares of capital stock, the Participant shall, and hereby agrees to, agree to sell its Shares on the terms and conditions approved by such holders. The Participant shall take all necessary and desirable actions in connection with the consummation of the Approved Sale, including the execution of such agreements and such instruments and other actions reasonable necessary to (a) provide the representations, warranties, indemnities, covenants, conditions, escrow agreements and other provisions and agreements relating to such Approved Sale which are customary for a transaction of that nature and (b) to effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale so that the Participant shall receive the same portion of the aggregate consideration from such Approved Sale that such Participant would have received if such aggregate consideration (in the case of an asset sale, after payment or provision of all liabilities) had been distributed by the Company upon a Liquidation Event (as such term is defined in the Certificate of Incorporation, as amended, of the Company).

(c)	Proxy. The Participant hereby grants an irrevocable proxy, coupled with an interest, and power of attorney to the Secretary of the Company (the “Nominee”) to take all necessary actions and execute and deliver all documents deemed necessary and appropriate by such person to effectuate sub-section (b) above. The Participant hereby agrees to indemnify defend and hold the Nominee harmless (severally and not jointly) against all liability, loss or damage, together with all reasonable costs and expenses (including reasonable legal fees and expenses), relating to or arising from its exercise of the proxy and power of attorney granted hereby.

(d)	Termination. The obligations of the Participant in this Section 4 shall terminate on the date immediately prior to the closing of a public offering of securities by the Company pursuant to a registration statement under the 1933 Act or a prospectus filed under Canadian securities laws.
5.	Repurchase Right.
(a)	Repurchase of Shares upon Termination of Service. The following repurchase provisions hereby are imposed upon the Shares.

(b)	Repurchase Rights. If the Participant shall at any time cease to perform Service (as such term is defined in the Option Agreement), then the Company shall have the right, but not the obligation, to purchase or to designate one or more purchasers for all or any portion of the Shares held by the Participant at a price per share equal to the Fair Market Value of the Shares on the date of repurchase.

(c)	Repurchase Procedures. Upon notice from the Company of exercise of its rights hereunder, the Participant shall transfer the Shares designated for repurchase to the Company or its designee(s) against payment by the Company or its designee(s) of the purchase price as specified above. If the Company shall fail to exercise its rights under this Section 5 within ninety (90) days of the receipt of notification that the Participant has ceased to perform Service, the repurchase rights with respect to the Shares imposed by this Section 5 shall terminate.

(d)	Failure of Holder to Comply. If the Participant fails to comply with any of the provisions of this Section 5, the Company, at its option and in addition to its other remedies, may suspend the rights of the Participant to vote or to receive dividends on the Shares or may refuse to register on its books any transfer of the Shares or otherwise to recognize any transfer or change in the ownership of the Shares or in the right to vote thereon, until the provisions of this Section 5 are complied with to the satisfaction of the Company.

(e)	Termination. The obligations of the Participant in this Section 5 shall terminate on the date immediately prior to the closing of a public offering of securities by the Company pursuant to a registration statement under the 1933 Act or a prospectus filed under Canadian securities laws.
6.	Right of First Refusal.
(a)	Grant. The Company is hereby granted a right of first refusal (the “First Refusal Right”), exercisable in connection with any proposed transfer, sale, exchange, assignment, gift, bequest, disposition, mortgage, charge, pledge, encumbrance, grant of security interest or other disposition of the Shares (a “Disposition”). The Company may assign its First Refusal Right to a third party or parties designated by the Company its sole discretion.

(b)	Notice of Intended Disposition. If the Participant desires to accept a bona fide third-party offer for any or all of the Shares held by the Participant (the Shares subject to such offer to be hereinafter called the “Target Shares”), the Participant shall promptly deliver to the Secretary of the Company written notice (the “Disposition Notice”) of the terms and conditions of the offer, including the purchase price and the identity of the third-party offeror.

(c)	Exercise of Right. The Company (or its assignees) shall, for a period of thirty (30) days following receipt of the Disposition Notice, have the right to purchase any or all of the Target Shares specified in the Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by delivery of written notice (the “Exercise Notice”) to the Participant prior to the expiration of the thirty (30) day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Company (or its assignees) shall effect the purchase of the Target Shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the Participant shall deliver to the Company (or its assignees) the certificates representing the Target Shares to be purchased, each certificate to be properly endorsed for transfer.

(d)	Non-Exercise of Right. If the Exercise Notice is not given to the Selling Shareholder within thirty (30) days following the date of the Company’s receipt of the Disposition Notice, the Participant may sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favourable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be otherwise effected in contravention of the provisions of the Plan, the Option Agreement or this Agreement and must be concluded no later than ninety (90) days from the date of delivery of the Disposition Notice.

(e)	Obligations of Transferee. Each person or entity (other than the Company) who receives Shares as a result of a Disposition shall, as a condition precedent to the validity of such Disposition, acknowledge in writing in a form satisfactory to the Company, that the Shares subject to the Disposition are subject to (i) the drag-along provisions of Section 4, (ii) the repurchase right in Section 5, (iii) the First Refusal Right in this Section 6, and (iv) the market stand-off provisions of Section 7, to the same extent such Shares would be so subject if retained by the Participant.

(f)	Termination. The obligations of the Participant in this Section 6 shall terminate on the date immediately prior to the closing of a public offering of securities by the Company pursuant to a registration statement under the 1933 Act or a prospectus filed under Canadian securities laws.
7.	Market Stand-Off.
(a)	If requested in writing by the Company or any underwriter of the securities of the Company, the Participant hereby agrees not to sell or otherwise transfer or dispose of any of the Shares for a period not to exceed 180 days following the effective date of a registration statement or receipt date of a (final) prospectus of the Company and, at the Company or such underwriter’s request, shall sign a lock-up agreement to such effect. Such agreement shall be in writing in form satisfactory to the Company or such underwriter. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

(b)	The provisions contained in this Section 7 shall not apply to any transfer of Shares to or in trust for the sole benefit of the Participant, or any member of the immediate family of the Participant (provided such transfer is otherwise permitted pursuant to OSC Rule 45-503 and other applicable securities laws), provided that such transferee agrees in writing to be subject to the terms of this Agreement.
8.	Legend.

In addition to any legend referred to in the Plan or the Option Agreement, the Participant hereby agrees that the following legend, or words of similar effect, shall be stamped or otherwise imprinted on the certificate or certificates evidencing the Shares:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF THE ISSUER TO REPURCHASE

CERTAIN OF THE SHARES AND RESTRICTIONS ON TRANSFER OF SUCH SHARES PURSUANT TO AN EXERCISE FORM AND RESTRICTION AGREEMENT BETWEEN THE ISSUER AND THE HOLDER OF THIS CERTIFICATE. A COPY OF SUCH AGREEMENT IS ON FILE AND IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF THE ISSUER.
9.	Spousal Consent.

The Participant agrees to obtain the consent of the Participant’s spouse to any such agreement that may be required by the Company.

10.	Address for Notice.

The Participant’s address of record is:

and the Participant’s Social Security Number is:

11.	Miscellaneous.

This Agreement is intended to be a binding agreement between the Company and the Participant. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the state of Delaware applicable to contracts made in and to be wholly performed within the state of Delaware. This Agreement shall be binding upon and inure to the benefit of the heirs and legal representatives of the Participant and the successors and assigns of the Company, but shall not be assigned by the Participant at any time without the prior written permission of the Company, and any such attempted assignment shall be void.

Very truly yours,

Signature of Participant
Spouse of the Participant to sign below if the Shares are to be registered in joint names or if the Participant resides in a community property state:

The undersigned, being the spouse of the Participant exercising the option as set forth above, does hereby acknowledge that the undersigned has read and is familiar with the provisions of the above Incentive Stock Option Exercise Form, the Plan, and the Option Agreement, and the undersigned hereby agrees thereto and joins therein to the extent, if any, that the agreement and joinder of the undersigned may be necessary.

Signature of Spouse of Participant
Dated:
Receipt of the above is hereby acknowledged.
SiGe Semiconductor, Inc.

By:

Its:

Dated:

Name of Participant
SIGE SEMICONDUCTOR, INC.
ENTERPRISE MANAGEMENT INCENTIVE (EMI) OPTIONS AGREEMENT
2002 STOCK PLAN
U.K. PARTICIPANTS
THIS AGREEMENT is entered into by and between SiGe Semiconductor, Inc., a Delaware corporation with its principal office at 1050 Morrison Drive, Suite 100, Ottawa, Ontario K2H 8K7, Canada (hereinafter the “SiGe”), and the undersigned Employee (hereinafter the “Participant”) of SiGe Semiconductor (Europe) Limited (hereinafter the “Company”), a UK resident subsidiary company of SiGe.
WHEREAS, the Participant performs work for SiGe as an Employee (such services to be collectively herein referred to as “Service”), and SiGe desires to grant an incentive stock option to the Participant;
WHEREAS, the board of directors of the SiGe (“the Board”) considers that SiGe is a qualifying company within the meaning of Part 3 of Schedule 5 Income Tax (Earnings and Pensions) Act 2003 (“Schedule 5”) at the Option Date;
WHEREAS, the shares in respect of which the Option is granted satisfy the conditions specified in Paragraph 35 of Schedule 5 at the Option Date;
WHEREAS, the Employee is an eligible employee under Part 4 of Schedule 5 at the Option Date;

WHEREAS, the requirements as to the maximum entitlement of employees contained in Paragraphs 5 and 6 of Schedule 5 and the requirement as to the maximum value of SiGe’s shares which may be subject to qualifying options by Paragraph 7 of Schedule 5 are met.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:
1.	Grant, Exercisability and Term of Option.
(a)	SiGe hereby grants to the Participant pursuant to SiGe’s 2002 Stock Plan (the “Plan”), a copy of which is attached as Exhibit 2, the option (the “Option”) to purchase from SiGe upon the terms and conditions hereinafter set forth the number of shares (“Shares”) of the common stock, $0.0001 par value, (“Common Stock”) of SiGe set forth on the signature page below at the purchase price per Share so set forth (the “Option Price”). The date of grant of this Option is the date set forth on the signature page of this Agreement as the “Option Date”.

(b)	This Option is granted under the UK tax provisions of Schedule 5, Income Tax (Earnings and Pensions) Act 2003 as an Enterprise Management Incentive option.

(c)	This Option may be exercised only as to Shares which are “Vested Shares,” as defined in Section 5, at the time of exercise, and such exercise is subject to any other restrictions provided in Section 4. This option shall expire on the fifth anniversary of the Option Date, unless the Option is sooner terminated as hereinafter specified. Only whole Shares may be purchased pursuant to this Option.

(d)	The Board shall notify the Inland Revenue of the grant of the Option within 92 days of the Option Date in accordance with Paragraph 44 of Schedule 5 and the Employee shall be required to provide SiGe with the information required of the Employee for the purposes of that notification and to sign the notification and return it to SiGe within that period. Should the Employee fail to provide the information required by SiGe to SiGe’s satisfaction and/or fail to sign and return the form the Option shall lapse immediately 92 days following the Option Date and shall be deemed never to have been granted.
2.	Conditions and Limitations.
(a)	The Option is granted on the condition that the purchase of Shares hereunder shall be for investment purposes and not with a view to resale or distribution, except that such condition shall be inoperative if the offering of Shares subject to the Option is registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and is not subject to any hold period, seasoning period or resale restriction under applicable Canadian securities laws, or if in the opinion of counsel for SiGe such Shares may be resold without registration under the 1933 Act or qualification under applicable Canadian securities laws. At the time of the exercise of the Option or any installment thereof, the Participant will execute an Exercise Form and Restriction Agreement substantially in the form attached as Exhibit 1 (the “Restriction Agreement”) and such further agreements as SiGe may require to implement the foregoing condition and to acknowledge the Participant’s familiarity with restrictions on the resale of the Shares under applicable U.S. and Canadian securities laws, and SiGe may stamp such legend on the certificate representing the Shares as may be necessary or appropriate in light of the foregoing condition.

(b)	SiGe will furnish upon request of the Participant copies of the certificate of incorporation of SiGe, as amended (the “Certificate of Incorporation”), and by-laws of SiGe, as amended (the “By-laws”), such publicly available financial and other information concerning SiGe and its business and prospects as may be reasonably requested by the Participant in connection with exercise of this Option (and such other financial and other information concerning SiGe as may be required to be delivered to Optionees from time to time pursuant to applicable laws).

(c)	The Option shall not be transferable otherwise than by will or by the laws of descent and distribution, and except as provided in Section 4, the Option shall be exercisable during the lifetime of the Participant by the Participant only. Notwithstanding the foregoing, however, if the Participant is determined to be mentally incompetent and a guardian or conservator (or other similar person) is appointed by a court of competent jurisdiction to manage the Participant’s affairs, the guardian or conservator (or other similar person) may exercise the Option on behalf of the Participant, provided that such exercise is made within the time limits prescribed herein.

(d)	The Option granted in this Agreement is subject to the terms, conditions and definitions of the Plan. To the extent that the terms, conditions and definitions of this Agreement are inconsistent with those of the Plan, those of this Agreement shall govern. Capitalized terms not otherwise defined herein (including the recitals hereto) shall have the meanings defined in the Plan. The Participant hereby accepts this Option subject to all such provisions of the Plan and agrees that all decisions under, and interpretations of, such provisions of the Plan by the Board, as defined in the Plan, shall be final, binding and conclusive upon the Participant and the Participant’s heirs.

(e)	In the event that SiGe, upon the advice of counsel, deems it necessary to list upon official notice of issuance any shares to be issued pursuant to the Plan on a national securities exchange or market system in the United States, Canada or any foreign jurisdiction, or to register under the 1933 Act or other applicable federal or state statute any shares to be issued pursuant to the Plan, or to qualify any such shares for exemption from the registration requirements of the 1933 Act under the rules and regulations of the Securities and Exchange Commission or for similar exemption under state law, or to qualify any such shares by filing a prospectus under applicable Canadian securities laws, then SiGe shall notify the Participant to that effect and no Shares shall be issued until such registration, listing, exemption, or qualification has been obtained or completed. SiGe shall make prompt application for any such registration, listing, exemption or qualification pursuant to applicable law or rules of such securities exchange which it deems necessary and shall make reasonable efforts to cause such registration, listing, exemption or qualification to become and remain effective.

3.	Exercise of Option; Withholding Taxes.
(a)	Written notice of the exercise of the Option or any installment thereof shall be given to SiGe in the form attached as Exhibit 1, specifying the number of shares for which the Option is exercised and accompanied by (i) payment in full of the Option Price or (ii) if the Common Stock is registered under the Exchange Act, irrevocable instructions to a broker to promptly deliver to SiGe full payment in accordance with this Section of the amount necessary to pay the aggregate exercise price. Payment shall be made (a) in cash, (b) by certified check, (c) at such time as the Common Stock is registered under the Exchange Act, by actual delivery or deemed delivery and assignment to SiGe of shares of Common Stock owned by the Participant which (i) have a fair market value not less than the Option Price (as specified on the signature page below), and (ii) have been owned by the Participant for at least six months prior to the date of delivery or deemed delivery of such shares (or such other period as may be required to avoid a charge to SiGe’s earnings) or were not acquired, directly or indirectly, from SiGe, or (d) by any combination of the foregoing. Notwithstanding the foregoing, this Option may not be exercised by delivery and assignment to SiGe of shares of Common Stock to the extent that such delivery and assignment would constitute a violation of the provisions of any law, or related regulation or rule, or any agreement or Company policy, restricting the transfer or redemption of the Common Stock. For purposes of this Section, a deemed delivery of shares shall mean the offset by SiGe of a number of shares subject to the Option against an equal number of shares of the Common Stock owned by the Participant, which may be accomplished by attestation by the Participant as to such shares owned. SiGe reserves the right to decline to approve any such procedure in SiGe’s sole and absolute discretion.

(b)	SiGe’s obligation to deliver Shares upon exercise of an Option shall be subject to the Participant’s satisfaction of all applicable income and employment tax withholding obligations. Without limiting the generality of the foregoing, SiGe shall have the right to deduct from payments of any kind otherwise due to the Participant any taxes of any kind required by law to be withheld with respect to any Shares issued upon exercise of the Option. Payment of withholding taxes may be made (i) by cash, (ii) when the Common Stock is registered under the Exchange Act, through the surrender (by actual or deemed delivery) of shares of Common Stock which the Participant already owns and which, except to the extent otherwise permitted by the Board in any instance, have been owned by the Participant for at least six months prior to the date of delivery or deemed delivery of such Shares (or such other period as may be required to avoid a charge to SiGe’s earnings) or were not acquired, directly or indirectly, from SiGe, or (iii) to the extent of the minimum applicable federal, state and local withholding rate only, through the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Plan, subject to the discretion of the Board to require payment in cash if it determines that payment by other methods is not in the best interests of SiGe.

4.	Termination of Option.

In the event that the Participant ceases to perform Service for any member of SiGe Group at any time prior to the exercise of this Option in full, this Option shall terminate according to the following provisions:
(a)	If the Participant ceases to perform Service by reason of resignation, the Participant may at any time within a period of thirty (30) days after the date of such cessation of Service exercise the Option to the extent that the Option was exercisable on the date of such cessation;

(b)	If the Participant ceases to perform Service for any reason other than resignation, death or Disability, the Participant may at any time within a period of sixty (60) days after the date of such cessation of Service exercise the Option to the extent that the Option was exercisable on the date of such cessation;

(c)	If the Participant ceases to perform Service because of Disability, the Participant may at any time within a period of one hundred eighty (180) days after the date of such cessation of Service exercise the Option to the extent that the Option was exercisable on the date of such cessation; and

(d)	If the Participant ceases to perform Service because of death, the Option, to the extent that the Participant was entitled to exercise it on the date of death, may be exercised within a period of one hundred eighty (180) days after the Participant’s death by the person or persons to whom the Participant’s rights under the Option shall pass by will or by the laws of descent and distribution;
provided, however, that this Option may not be exercised to any extent by anyone after the date of its expiration. Upon the expiration of such limited exercise period or (if earlier) upon the date of its expiration, the Option shall terminate and cease to be outstanding with respect to any Vested Shares for which the Option has not been exercised. To the extent the Participant is not vested in one or more Shares at the time of the Participant’s cessation of Service, the Option shall immediately terminate and cease to be outstanding with respect to all Shares.

For the purposes of this Agreement, the date of the cessation of Services shall be the date of actual cessation of Services as determined by SiGe Group without reference to any period of notice of termination of employment that any member of SiGe Group may be required to provide to the Participant at law or pursuant to the terms of any employment agreement between the Participant and any member of SiGe Group.

5.	Exercisability of Option.
(a)	So long as the Participant performs Service, the Option may be exercised only as follows:
(i)	the Option shall become exercisable with respect to one-quarter of the total number of Shares subject to the Option on that date which is twelve (12) months after the Vesting Commencement Date (the “Anniversary Date”); and

(ii)	the Option shall become exercisable with respect to 1/48th of the total number of Shares subject to the Option on the last day of each full month following the Anniversary Date, such that the Option shall be exercisable with respect to all Shares on that date which is four (4) years after the Vesting Commencement Date.
The Option shall cease to vest on the date of cessation of Services by the Participant, determined in accordance with Section 4 above.

(b)	The Vesting Commencement Date is specified on the signature page below. Shares as to which this Option may be exercised at any time are herein referred to as “Vested Shares”.
(c)	Notwithstanding the foregoing, unless the Participant has on the date of an Acquisition Event (as such term is defined below) ceased to perform Service for any member of SiGe Group, on the occurrence of an Acquisition Event the vesting of the Option shall accelerate such that, in addition to any Shares that are then Vested Shares pursuant to Section 5(a) above, the Option shall be exercisable with respect to that number of Shares that would have become exercisable in accordance with Section 5(a) above if the Participant had continued in Service for a period of twelve (12) full months commencing on the date of the Acquisition Event.

(d)	The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all unpurchased Vested Shares until the earlier of the fifth anniversary of the Option Date or the termination of this option under Section 4 hereof or the Plan.
6.	“Market Stand Off” Agreement.
(a)	If requested in writing by SiGe or any underwriter of the securities of SiGe, the Participant hereby agrees not to sell or otherwise transfer or dispose of any of the Shares for a period not to exceed 180 days following the effective date of a registration statement or receipt date of a (final) prospectus of SiGe and, at SiGe or such underwriter’s request, shall sign a lock-up agreement to such effect. Such agreement shall be in writing in form satisfactory to SiGe or such underwriter. SiGe may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

(b)	The provisions contained in this Section 6 shall not apply to any transfer of Shares to or in trust for the sole benefit of the Participant, or any member of the immediate family of the Participant, provided that such transferee agrees in writing to be subject to the terms of this Agreement.
7.	Restriction Agreement.

By accepting the grant of the Option, the Participant hereby acknowledges and agrees that (a) the Participant has read and understood the Restriction Agreement, (b) the Restriction Agreement contains a repurchase right and right of first refusal in favour of SiGe and certain restrictions on the voting of the Shares and requirements to tender the Shares to, and otherwise vote and act to approve, an Approved Sale (as such term is defined therein), and (c) on the exercise of the Option, the Participant and the Shares shall be subject to the terms, provisions, restrictions and obligations set forth in the Restriction Agreement. As a condition of the exercise of the Option, if requested by SiGe, the Participant hereby agrees to become a party to, in addition to or in lieu of the Restriction Agreement, any shareholder agreement generally applicable at the time of exercise to Employees, Directors and/or Consultants of SiGe Group.

8.	Restrictions on Transfer; Notice of Disposition of Shares.
(a)	Any restrictions on transfer of shares of the capital stock of SiGe contained in the Certificate of Incorporation or By-laws shall also apply to the Shares.

(b)	The Participant hereby agrees to notify SiGe promptly if the Participant disposes of any Shares within one (1) year after the date the Participant acquires such Shares by exercising all or part of this Option or within two (2) years after the Option Date. At any time during the one or two year periods set forth above, SiGe may place a legend on any certificate representing Shares requesting the transfer agent for SiGe’s stock to notify SiGe of any such transfer, and the Participant hereby authorizes such transfer agent so to notify SiGe (whether or not such Participant’s stock certificates have been so legended). The obligation of the Participant to notify SiGe of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence. The Participant is urged to review the description of the Plan provided by SiGe for a more detailed discussion the Federal tax consequences of such a disposition under current law and to consult his or her own tax adviser regarding the same.
9.	Notices.

All notices or demands given pursuant to this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered by hand or sent by facsimile, or by certified or registered mail, postage prepaid, addressed to SiGe at its principal office or to the Participant (or the Participant’s legal representatives) at the address stated in the Participant’s (or their) notice or at the Participant’s address appearing on the books of SiGe.

10.	No Service Commitment; Tax Treatment.

Nothing herein contained shall be deemed to be or constitute an agreement or commitment by SiGe or any other member of SiGe Group to continue the Participant in Service. Although the Option granted hereunder is intended to qualify as an incentive stock option under Section 422 of the Code, SiGe makes no representation about the tax treatment to the Participant with respect to receipt or exercise of the Option or acquiring, holding or disposing of the Shares. The Participant represents that the Participant has had the opportunity to discuss such treatment with the Participant’s tax adviser. The Participant shall have no rights as a stockholder with respect to the Shares subject to the Option until the exercise of the Option and the issuance of a stock certificate for the Shares with respect to which the Option shall have been exercised.

11.	Adjustment in Shares.

In the event of any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of SiGe after the Option Date, the number of shares of Common Stock deliverable upon the exercise of this Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the Option Price to reflect such subdivision, combination or stock dividend. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which SiGe is the surviving corporation after the Option Date the number and kind of Shares subject to this Option and the Option Price thereof shall be appropriately adjusted in such manner as the Board may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder. The Board’s determination in any specific situation shall be final, binding and conclusive. Except as expressly provided herein, no issuance by SiGe of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

12.	Acquisition Events.
(a)	An “Acquisition Event” shall mean: (x) any merger or consolidation after which the voting securities of SiGe outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of SiGe or such surviving or acquiring entity outstanding immediately after such event; or (y) any sale of all or substantially all of the assets or capital stock of SiGe (other than in a spin-off or similar transaction); or (z) any other acquisition of the business of SiGe, as determined by the Board.

(b)	Upon the occurrence of an Acquisition Event, the Board or the board of directors of any entity assuming the obligations of SiGe hereunder (as used in this Section 13(b), also the “Board”) shall, as to this Option, either (i) make appropriate provision for the continuation of this Option by substituting on an equitable basis for the Shares then subject to this Option either (1) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition Event, (2)

shares of stock of the surviving or successor corporation or (3) such other securities as the Board deems appropriate, the Fair Market Value of which shall not materially differ from the Fair Market Value of the shares of Common Stock subject to this Option immediately preceding the Acquisition Event; or (ii) upon written notice to the Participant, provide that this Option must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition Event, within a specified number of days of the date of such notice, at the end of which period this Option shall terminate; or (iii) terminate this Option in exchange for a cash payment equal to the excess of the fair market value of the Shares subject to this Option (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the Option Price.

(c)	Notwithstanding the foregoing, any adjustment made pursuant to Section 12 or Section 13(b) with respect to this Option shall be made only after the Board, after consulting with counsel for SiGe, determines whether such adjustments would constitute a “modification” (as that term is defined in Section 424 of the Code) of this Option or would cause any adverse tax consequences for the Participant. If the Board determines that such adjustment made with respect to this Option would constitute a modification of this Option or would cause adverse tax consequences to the holders, it shall notify the Participant of such tax consequences and shall refrain from making such adjustments upon the written request of the Participant.

(d)	In the event of the proposed dissolution or liquidation of SiGe, this Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board.
13.	Miscellaneous.

This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the state of Delaware applicable to contracts made in and to be wholly performed within the state of Delaware. This Agreement shall be binding upon and inure to the benefit of the heirs and legal representatives of the Participant and the successors and assigns of SiGe, but shall not be assigned by the Participant at any time without the prior written permission of SiGe, and any such attempted assignment shall be void.
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IN WITNESS WHEREOF the parties have executed this Incentive Stock Option Agreement as of the Option Date set forth below.

Name of Participant:

Type of Service:	Employee

Option Date:

No. of Shares:

Option Price (Per Share):	US$x.xx

Vesting Commencement Date:

Signature of Participant

Address:

Accepted, as the issuer of the Shares, in accordance with the terms of the foregoing Incentive Stock Option Agreement as of the foregoing Option Date.

SiGe Semiconductor, Inc.

By:

Its: William H. Burke

Exhibit 1
SiGe Semiconductor, Inc.
2002 Stock Plan
Name of Participant:

Date of Exercise:
EXERCISE FORM AND RESTRICTION AGREEMENT
SiGe Semiconductor, Inc.
2680 Queensview Drive
Ottawa, Ontario
K2B 8J9
Canada

Dear Sir/Madam:
The undersigned optionee (the “Participant”), presently or formerly an Employee of SiGe Semiconductor (Europe) Limited (the “Company”), an Affiliated Entity of SiGe Semiconductor, Inc. (“SiGe”) was granted an Enterprise Management Incentive (“EMI”) option (the “Option”) to purchase [No. of shares] shares of common stock of SiGe at an exercise price of US$  per share on                      , ___pursuant to SiGe’s 2002 Stock Plan (the “Plan”) and an EMI Option Agreement dated                      , ___(the “Option Agreement”). This letter agreement between SiGe and the Participant is referred to herein as the “Agreement”. Capitalized terms not otherwise defined herein shall have the meanings defined in the Plan.
1. Exercise of Option.
The Participant hereby elects to exercise the Option as _________ to shares of common stock of SiGe (the “Shares”). The term “Shares” as used in this Agreement shall also include any shares issued in respect of the Shares, as stock dividends or on stock splits, or otherwise.
2. Payment.
Enclosed herewith is full payment in the amount of US$_________ for the Shares in the manner set forth in the Option Agreement. The Participant will make adequate provision for any federal and state income tax withholding obligations of SiGe, if any, as more fully set forth in the Option Agreement and the Plan.

3.	Investment Representations.
(a)	The Participant represents and warrants that the Participant is acquiring the Shares for the Participant’s own account for investment and not with a view to, or for sale in connection with, any distribution of the Shares. The Participant also represents that the Participant does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof; and that, subject to the right of the Participant to register the Shares in the joint names of the Participant and the Participant’s spouse, the entire legal and beneficial interest of the Shares is being purchased for, and will be held for the account of, the Participant only and not for any other person.

(b)	The Participant represents and warrants that the acquisition by the Participant of the Shares is voluntary, and that the Participant has not been induced to purchase the Shares by expectation of future or continued employment by, or appointment as an officer of, SiGe or any Affiliated Entity.

(c)	The Participant further represents and warrants that at no time was the Participant presented with or solicited by any form of general solicitation or any general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or presented at any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(d)	The Participant acknowledges and understands that the purchase of the Shares is a highly speculative investment, and the Participant represents and warrants that the Participant is able, without impairing the Participant’s financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of the investment.

(e)	The Participant further acknowledges and understands that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Participant further acknowledges and understands that SiGe is under no obligation to register the Shares, that, in the absence of registration, the Shares may be transferred only under limited circumstances, and that transfer of the Shares is subject to restrictions contained in the Certificate of Incorporation and By-laws of SiGe, as amended from time to time, and restrictions contained in the Option Agreement. The Participant understands that the instrument evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to SiGe. The Participant does not have any contract, agreement or arrangement with any person to sell, transfer or grant participations, to such person or to any third person with respect to any of the Shares.

(f)	The Participant is aware of the adoption of Rule 144 by the Securities and Exchange Commission, promulgated under the Securities Act, which permits limited public resale of securities acquired in a non-public offering subject to the satisfaction of certain conditions, including, among other things: the availability of certain public information about SiGe, the resale occurring not less than one year after the party has purchased and paid for the securities to be sold, the sale being through a broker in an unsolicited “brokers’ transaction,” and the amount of securities being sold during any three-month period not exceeding specified limitations (generally, 1% of the total amount outstanding).

(g)	The Participant agrees further that said Shares are being acquired by the Participant in accordance with and subject to the terms, provisions and conditions of the Plan and the Option Agreement, to each of which the Participant hereby expressly assents. Such terms, provisions and conditions shall bind and inure to the benefit of the Participant’s heirs, legal representatives, successors and assigns.
4.	Drag-Along.
(a)	Definition of “Sale of SiGe”.In this Agreement, the term “Sale of SiGe” shall mean the (a) consolidation or merger (or equivalent transaction in any foreign jurisdiction) of SiGe or any subsidiary into or with any other entity or entities (except a merger in which SiGe is the surviving corporation and the holders of SiGe’s voting stock outstanding immediately prior to the transaction constitute the holders of a majority of the voting stock outstanding immediately following the transaction or a consolidation or merger of a subsidiary the result of which is that SiGe, directly or indirectly, owns all of the issued and outstanding capital stock, and any rights to acquire capital stock, of the surviving corporation immediately following the transaction), (b) the sale or transfer of all or substantially all the assets of SiGe or any subsidiary, (c) the sale, exchange or transfer by SiGe’s stockholders, in a single transaction or series of related transactions, of capital stock representing a majority of the voting power at elections of directors of SiGe, or (d) the exclusive, irrevocable licensing of all or substantially all of the intellectual property of SiGe or any subsidiary to any party other than a subsidiary.

(b)	Obligations of Participant.At any time that the holders of a majority in interest of the Common Stock of SiGe (assuming exchange of the then outstanding Common Exchangeable Shares of the Canadian Subsidiary and assuming the conversion of any Preferred Stock of SiGe on an as-converted basis) propose a Sale of SiGe, the holders of a majority in interest of the then outstanding shares of Common Stock (assuming exchange of the then outstanding Common Exchangeable Shares of the Canadian Subsidiary and assuming the conversion of any Preferred Stock on an as-converted basis) shall be entitled to deliver notice to SiGe that such holders desire the Participant to enter into agreements with one or more persons that would result in a Sale of SiGe (an “Approved Sale”), whereupon the Participant shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as (i) a merger or consolidation of SiGe, the Participant shall, and hereby agrees to, waive any dissenter’s rights, appraisal rights or similar rights in connection with such merger or consolidation and instruct the Board to vote in favor of such Approved Sale, or (ii) a sale of shares of capital stock, the Participant shall, and hereby agrees to, agree to sell its Shares on the terms and conditions approved by such holders. The Participant shall take all necessary and desirable actions in connection with the consummation of the Approved Sale, including the execution of such agreements and such instruments and other actions reasonable necessary to (a) provide the representations, warranties, indemnities, covenants, conditions, escrow agreements and other provisions and agreements relating to such Approved Sale which are customary for a transaction of that nature and (b) to effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale so that the Participant shall receive the same portion of the aggregate consideration from such Approved Sale that such Participant would have received if such aggregate consideration (in the case of an asset sale, after payment or provision of all liabilities) had been distributed by SiGe upon a Liquidation Event (as such term is defined in the Certificate of Incorporation, as amended, of SiGe).

(c)	Proxy. The Participant hereby grants an irrevocable proxy, coupled with an interest, and power of attorney to the Secretary of SiGe (the “Nominee”) to take all necessary actions and execute and deliver all documents deemed necessary and appropriate by such person to effectuate sub-section (b) above. The Participant hereby agrees to indemnify defend and hold the Nominee harmless (severally and not jointly) against all liability, loss or damage, together with all reasonable costs and expenses (including reasonable legal fees and expenses), relating to or arising from its exercise of the proxy and power of attorney granted hereby.

(d)	Termination. The obligations of the Participant in this Section 4 shall terminate on the date immediately prior to the closing of a public offering of securities by SiGe pursuant to a registration statement under the 1933 Act or a prospectus filed under Canadian securities laws.
5.	Repurchase Right.
(a)	Repurchase of Shares upon Termination of Service. The following repurchase provisions hereby are imposed upon the Shares.

(b)	Repurchase Rights. If the Participant shall at any time cease to perform Service (as such term is defined in the Option Agreement), then SiGe shall have the right, but not the obligation, to purchase or to designate one or more purchasers for all or any portion of the Shares held by the Participant at a price per share equal to the Fair Market Value of the Shares on the date of repurchase.

(c)	Repurchase Procedures. Upon notice from SiGe of exercise of its rights hereunder, the Participant shall transfer the Shares designated for repurchase to SiGe or its designee(s) against payment by SiGe or its designee(s) of the purchase price as specified above. If SiGe shall fail to exercise its rights under this Section 5 within ninety (90) days of the receipt of notification that the Participant has ceased to perform Service, the repurchase rights with respect to the Shares imposed by this Section 5 shall terminate.

(d)	Failure of Holder to Comply. If the Participant fails to comply with any of the provisions of this Section 5, SiGe, at its option and in addition to its other remedies, may suspend the rights of the Participant to vote or to receive dividends on the Shares or may refuse to register on its books any transfer of the Shares or otherwise to recognize any transfer or change in the ownership of the Shares or in the right to vote thereon, until the provisions of this Section 5 are complied with to the satisfaction of SiGe.

(e)	Termination. The obligations of the Participant in this Section 5 shall terminate on the date immediately prior to the closing of a public offering of securities by SiGe pursuant to a registration statement under the 1933 Act or a prospectus filed under Canadian securities laws.
6.	Right of First Refusal.
(a)	Grant. SiGe is hereby granted a right of first refusal (the “First Refusal Right”), exercisable in connection with any proposed transfer, sale, exchange, assignment, gift, bequest, disposition, mortgage, charge, pledge, encumbrance, grant of security interest or other disposition of the Shares (a “Disposition”). SiGe may assign its First Refusal Right to a third party or parties designated by SiGe its sole discretion.

(b)	Notice of Intended Disposition. If the Participant desires to accept a bona fide third-party offer for any or all of the Shares held by the Participant (the Shares subject to such offer to be hereinafter called the “Target Shares”), the Participant shall promptly deliver to the Secretary of SiGe written notice (the “Disposition Notice”) of the terms and conditions of the offer, including the purchase price and the identity of the third-party offeror.

(c)	Exercise of Right. SiGe (or its assignees) shall, for a period of thirty (30) days following receipt of the Disposition Notice, have the right to purchase any or all of the Target Shares specified in the Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by delivery of written notice (the “Exercise Notice”) to the Participant prior to the expiration of the thirty (30) day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then SiGe (or its assignees) shall effect the purchase of the Target Shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the Participant shall deliver to SiGe (or its assignees) the certificates representing the Target Shares to be purchased, each certificate to be properly endorsed for transfer.

(d)	Non-Exercise of Right. If the Exercise Notice is not given to the Selling Shareholder within thirty (30) days following the date of SiGe’s receipt of the Disposition Notice, the Participant may sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favourable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be otherwise effected in contravention of the provisions of the Plan, the Option Agreement or this Agreement and must be concluded no later than ninety (90) days from the date of delivery of the Disposition Notice.

(e)	Obligations of Transferee. Each person or entity (other than SiGe) who receives Shares as a result of a Disposition shall, as a condition precedent to the validity of such Disposition, acknowledge in writing in a form satisfactory to SiGe, that the Shares subject to the Disposition are subject to (i) the drag-along provisions of Section 4, (ii) the repurchase right in Section 5, (iii) the First Refusal Right in this Section 6, and (iv) the market stand-off provisions of Section 7, to the same extent such Shares would be so subject if retained by the Participant.

(f)	Termination. The obligations of the Participant in this Section 6 shall terminate on the date immediately prior to the closing of a public offering of securities by SiGe pursuant to a registration statement under the 1933 Act or a prospectus filed under Canadian securities laws.
7.	Market Stand-Off.
(a)	If requested in writing by SiGe or any underwriter of the securities of SiGe, the Participant hereby agrees not to sell or otherwise transfer or dispose of any of the Shares for a period not to exceed 180 days following the effective date of a registration statement or receipt date of a (final) prospectus of SiGe and, at SiGe or such underwriter’s request, shall sign a lock-up agreement to such effect. Such agreement shall be in writing in form satisfactory to SiGe or such underwriter. SiGe may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

(b)	The provisions contained in this Section 7 shall not apply to any transfer of Shares to or in trust for the sole benefit of the Participant, or any member of the immediate family of the Participant (provided such transfer is otherwise permitted pursuant to OSC Rule 45-503 and other applicable securities laws), provided that such transferee agrees in writing to be subject to the terms of this Agreement.
8.	Legend.

In addition to any legend referred to in the Plan or the Option Agreement, the Participant hereby agrees that the following legend, or words of similar effect, shall be stamped or otherwise imprinted on the certificate or certificates evidencing the Shares:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF THE ISSUER TO REPURCHASE CERTAIN OF THE SHARES AND RESTRICTIONS ON TRANSFER OF SUCH SHARES PURSUANT TO AN EXERCISE FORM AND RESTRICTION AGREEMENT BETWEEN THE ISSUER AND THE HOLDER OF THIS

CERTIFICATE. A COPY OF SUCH AGREEMENT IS ON FILE AND IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF THE ISSUER.
9.	Spousal Consent.

The Participant agrees to obtain the consent of the Participant’s spouse to any such agreement that may be required by SiGe.

10.	Address for Notice.

The Participant’s address of record is:

and the Participant’s Social Security Number is:

11.	Miscellaneous.

This Agreement is intended to be a binding agreement between SiGe and the Participant. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the state of Delaware applicable to contracts made in and to be wholly performed within the state of Delaware. This Agreement shall be binding upon and inure to the benefit of the heirs and legal representatives of the Participant and the successors and assigns of SiGe, but shall not be assigned by the Participant at any time without the prior written permission of SiGe, and any such attempted assignment shall be void.

Very truly yours,

Signature of Participant
Spouse of the Participant to sign below if the Shares are to be registered in joint names or if the Participant resides in a community property state:

The undersigned, being the spouse of the Participant exercising the option as set forth above, does hereby acknowledge that the undersigned has read and is familiar with the provisions of the above Incentive Stock Option Exercise Form, the Plan, and the Option Agreement, and the undersigned hereby agrees thereto and joins therein to the extent, if any, that the agreement and joinder of the undersigned may be necessary.

Signature of Spouse of Participant
Dated:

Receipt of the above is hereby acknowledged.

SiGe Semiconductor, Inc.

By:

Its:

Dated: